(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

INTERMEDIATE MUNICIPAL INCOME
FUND
SEMIANNUAL REPORT
FEBRUARY 28, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             7   THE MANAGER'S REVIEW OF FUND
                          PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                          INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                          WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  19  STATEMENTS OF ASSETS AND LIABILITIES,
                          OPERATIONS, AND CHANGES IN NET ASSETS,
                          AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 23  NOTES TO THE FINANCIAL STATEMENTS.

PROXY VOTING RESULTS  26


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first two months of 1998, investors were still trying to discern what effects ongoing troubles in Southeast Asia might have on global economies and markets. The U.S. stock market continued to do well despite these ongoing uncertainties, paced by sustained corporate profits and signs of recovery in the Asian markets. Bonds, on the other hand, struggled somewhat in February as the pace of stock investors' "flight to quality" slowed in the face of this positive news, and issuers flooded the market with new debt to take advantage of lower interest rates. Nonetheless, these lower rates, subdued inflation and moderate growth created a generally favorable climate for bond investors.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998            PAST 6   PAST 1  LIFE OF
                                           MONTHS   YEAR    FUND

SPARTAN INTERMEDIATE MUNI INCOME           4.29%    7.75%   34.29%

LB 1-17 YEAR MUNI BOND                     4.46%    7.99%   N/A

INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE  4.07%    7.10%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on April 26, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-17 Year Municipal Bond Index
- a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 144 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998                 PAST 1  LIFE OF
                                                YEAR    FUND

SPARTAN INTERMEDIATE MUNI INCOME                7.75%   6.27%

LB 1-17 YEAR MUNI BOND                          7.99%   N/A

INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE       7.10%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19980228 19980305 130658 S00000000000001
             Spartan Int. Muni Income    LB Municipal Bond
             00443                       LB015
  1993/04/30      10000.00                    10000.00
  1993/05/31      10042.52                    10056.20
  1993/06/30      10223.32                    10224.04
  1993/07/31      10237.67                    10237.43
  1993/08/31      10494.62                    10450.57
  1993/09/30      10638.84                    10569.61
  1993/10/31      10653.55                    10590.01
  1993/11/30      10584.29                    10496.71
  1993/12/31      10814.44                    10718.29
  1994/01/31      10921.59                    10840.70
  1994/02/28      10650.20                    10559.92
  1994/03/31      10215.12                    10129.92
  1994/04/30      10249.15                    10215.82
  1994/05/31      10369.19                    10304.40
  1994/06/30      10349.96                    10241.44
  1994/07/31      10513.54                    10429.16
  1994/08/31      10549.03                    10465.25
  1994/09/30      10432.96                    10311.62
  1994/10/31      10296.33                    10128.48
  1994/11/30      10081.48                     9945.36
  1994/12/31      10270.03                    10164.26
  1995/01/31      10513.09                    10454.75
  1995/02/28      10751.29                    10758.77
  1995/03/31      10873.54                    10882.39
  1995/04/30      10894.99                    10895.23
  1995/05/31      11117.46                    11242.90
  1995/06/30      11094.08                    11145.09
  1995/07/31      11172.23                    11250.74
  1995/08/31      11340.58                    11393.40
  1995/09/30      11430.00                    11465.52
  1995/10/31      11556.48                    11632.23
  1995/11/30      11682.05                    11825.21
  1995/12/31      11752.74                    11938.85
  1996/01/31      11858.15                    12028.99
  1996/02/29      11820.65                    11947.79
  1996/03/31      11705.38                    11795.10
  1996/04/30      11682.09                    11761.72
  1996/05/31      11683.53                    11757.02
  1996/06/30      11788.46                    11885.05
  1996/07/31      11883.68                    11993.20
  1996/08/31      11884.48                    11990.33
  1996/09/30      12002.40                    12158.19
  1996/10/31      12122.77                    12295.70
  1996/11/30      12336.54                    12520.71
  1996/12/31      12288.89                    12468.12
  1997/01/31      12325.87                    12491.69
  1997/02/28      12430.70                    12606.36
  1997/03/31      12274.70                    12438.32
  1997/04/30      12360.11                    12542.43
  1997/05/31      12520.80                    12731.07
  1997/06/30      12643.58                    12866.65
  1997/07/31      12940.40                    13223.06
  1997/08/31      12843.22                    13099.16
  1997/09/30      12979.78                    13254.65
  1997/10/31      13043.35                    13339.87
  1997/11/30      13105.45                    13418.31
  1997/12/31      13269.80                    13614.08
  1998/01/31      13394.49                    13758.58
  1998/02/27      13429.34                    13758.71
IMATRL PRASUN   SHR__CHT 19980228 19980305 130700 R00000000000061
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by February 28, 1998, the value of the investment would have grown to $13,394 - a 33.94% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,759 - a 37.59% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS

     SIX MONTHS    YEARS ENDED AUGUST 31,                    APRIL 26, 1993
     ENDED                                                   (COMMENCEMENT
     FEBRUARY 28,                                            OF OPERATIONS) TO
                                                             AUGUST 31,

     1998          1997                    1996  1995  1994  1993


DIVIDEND RETURN              2.36%  4.99%  4.90%   5.26%  4.99%   1.82%

CAPITAL APPRECIATION RETURN  1.93%  3.08%  -0.10%  2.24%  -4.47%  3.40%

TOTAL RETURN                 4.29%  8.07%  4.80%   7.50%  0.52%   5.22%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested. DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 28, 1998         PAST 1       PAST 6        PAST 1
                                        MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                     3.75(CENTS)  24.09(CENTS)  48.69(CENTS)

ANNUALIZED DIVIDEND RATE                4.62%        4.63%         4.70%

30-DAY ANNUALIZED YIELD                 3.99%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD  6.23%        -             -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.58 over the past one month, $10.49 over the past six months and $10.37 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Investor sentiment, shifting supply
and demand conditions, and
volatility in Asia played key roles in
the municipal bond market during
the six months that ended February
28, 1998. During this period, the
Lehman Brothers Municipal Bond
Index - a measure of the municipal
bond market - returned 5.04%. To
compare, the Lehman Brothers
Aggregate Bond Index - a measure
of the investment-grade taxable
bond market in the U.S. - returned
5.72%. Until mid-September 1997,
encouraging economic data -
coupled with the Federal Reserve
Board's reluctance to raise interest
rates to head off inflation - provided
a positive backdrop for the
fixed-income markets. However,
new-issue supply increased in the
muni market in the second half of
1997 while demand varied, leading
to mixed performance. That
changed late in 1997, with
volatility in Asia toward the end of
the period helping to prop up the
muni bond market. Investors felt that
currency devaluations in that region
would translate into cheaper prices
for Asian goods and help control
the inflation that can eat into bonds'
fixed payments. In January and
February 1998, though, muni bond
supply increased as many issuers
took advantage of lower interest
rates to refinance their debt at lower
rates. That, combined with softening
demand, dampened the
performance of muni bonds toward
the end of the period.
An interview with Norm Lind, Portfolio Manager of Spartan Intermediate Municipal Income Fund
NOTE TO SHAREHOLDERS:
On March 9, 1998, shareholders of Spartan Intermediate Municipal Income Fund (Spartan Intermediate) approved a merger of their fund into Fidelity Limited Term Municipal Income Fund (Fidelity Limited
Term). Effective the close of business on March19, 1998, Spartan Intermediate was merged into Fidelity Limited Term, and shareholders of Spartan Intermediate became shareholders of Fidelity Limited Term. Upon completion of the merger, Fidelity Limited Term was renamed Spartan Intermediate Municipal Income Fund. This report provides information about Spartan Intermediate for a period before the merger.
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six-month period that ended February 28, 1998, the fund had a total return of 4.29%. To get a sense of how the fund did relative to its competitors, the intermediate municipal debt funds average returned 4.07% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers 1-17 Year Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 4.46% for the same six-month period. For the 12-month period that ended February 28, 1998, the fund returned 7.75%. That compared to the 7.10% return of the intermediate municipal debt funds average and the 7.99% return of the Lehman Brothers 1-17 Year Municipal Bond Index over the same one-year period.
Q. WHAT BONDS PERFORMED WELL DURING THE PAST SIX MONTHS?
A. Non-callable bonds - which can't be redeemed by their issuers before maturity - performed well. When rates fall, as they did during the past year, municipal bond issuers often refinance their older, more expensive debt at lower interest rates, much in the same way that homeowners do with their mortgages. When a bond is refinanced, or called, a bond holder often is forced to reinvest the proceeds in bonds offering lower interest rates. In part because interest rates were on the decline, investors sought out non-callable bonds, creating increased demand for them and, as a result, helping them outpace callable bonds. Toward the end of the period, I sold some non-callables because I thought that many had reached or exceeded what I thought to be their fair value.
Q. WERE THERE OTHER BONDS THAT PERFORMED WELL?
A. Bonds rated Baa - which made up 15.7% of the fund's investments at the end of the period - were strong performers. Faced with falling interest rates, yield-hungry investors increasingly sought out these bonds which initially offered a yield advantage over higher-quality bonds. What's more, there was a very small supply of these bonds during the period. Strong demand pushed up against low supply and boosted the prices of most Baa-rated bonds. For example, Baa-rated bonds issued by New York City did particularly well. With the city's economy so vibrant and its fiscal situation a primary beneficiary of that economic strength, bonds issued by New York City were some of the fund's best performers. At the very end of the period, these securities were upgraded by one of the municipal bond credit rating agencies in recognition of this improvement. Likewise, bonds appropriated by New York state also were good performers. In light of the state's excellent economic and fiscal health, one of the municipal credit rating agencies also upgraded the credit rating of some of the state's agencies, helping to boost state-appropriated bond prices.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Bonds sensitive to being prepaid before their maturities lagged the overall municipal market. For example, housing and student loan bonds experienced increased prepayment activity when interest rates fell, as mortgage and student loan borrowers refinanced their debt in order to lower their interest costs. While prepayment is good for the borrower, it can be bad for housing and student loan bond holders because it forces them to reinvest at lower interest rates.
Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?
A. I continued to keep the fund's duration - which measures how sensitive it is to changes in interest rates - in line with the intermediate municipal market as a whole, as reflected by the Lehman Brothers 1-17 Year Municipal Bond Index.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND THE SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND?
A. The direction of interest rates will be the primary determinant of municipal performance, and it's anybody's guess where they will be six months or a year from now. As far as the fund goes, I'll continue to emphasize bonds that I think offer good value given their yields and their risk. For example, I'm comfortable sticking with a fairly large weighting in high-quality bonds for the time being, because I feel that lower-quality securities currently do not offer enough additional yield given their risks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NORM LIND ON CHOOSING
BONDS FROM VARIOUS STATES:
"In choosing bonds from various
states, I consider a number of
factors including the state's fiscal
and economic situation and how it
is faring relative to other parts of
the nation. I also tend to emphasize
bonds from states where state and
local income tax rates are high.
That's because there is a fairly
constant and healthy demand for
municipals in those states as
investors look for investments that
will generate tax-free income. At
the end of the period, two of the
fund's top five state
concentrations were the high-tax,
economically healthy states of
California and Arizona."

(solid bullet) General obligation bonds (GOs) were the fund's largest sector concentration at 36.2% of the fund's investments at the end of the period.
A GO is backed by the full faith and
credit - which includes the
taxing power - of a city, county,
state or other issuer. General
revenues - including individual
and corporate taxes - collected
by the issuer repay a GO.
FUND FACTS
GOAL: to provide high current
income exempt from federal
taxes
FUND NUMBER: 443
TRADING SYMBOL: FSIMX
START DATE: April 26, 1993
SIZE: as of February 28, 1998,
more than $198 million
MANAGER: Norm Lind, since
1995; manager, various Fidelity
and Spartan municipal income
funds; joined Fidelity in 1986
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF FEBRUARY 28, 1998
            % OF FUND'S   % OF FUND'S INVESTMENTS
            INVESTMENTS   IN THESE STATES
                          6 MONTHS AGO

TEXAS       17.4          16.8

CALIFORNIA  11.1          11.0

COLORADO    8.8           8.2

ALASKA      7.5           7.0

ARIZONA     5.1           4.9

TOP FIVE SECTORS AS OF FEBRUARY 28, 1998
                    % OF FUND'S   % OF FUND'S INVESTMENTS
                    INVESTMENTS   IN THESE SECTORS
                                  6 MONTHS AGO

GENERAL OBLIGATION  36.2          37.3

EDUCATION           16.6          17.0

TRANSPORTATION      13.1          10.7

SPECIAL TAX         10.6          11.1

HEALTH CARE         7.2           8.5

AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1998
            6 MONTHS AGO

YEARS  7.3  7.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1998
            6 MONTHS AGO

YEARS  5.5  5.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF FEBRUARY 28, 1998 AS OF AUGUST 31, 1997
AAA 58.8%
AA, A 23.9%
BAA 15.7%
NON-RATED 0.4%
SHORT-TERM
INVESTMENTS 1.2%
AAA 57.9%
AA, A 21.0%
BAA 20.3%
NON-RATED 0.5%
SHORT-TERM
INVESTMENTS 0.3%
ROW: 1, COL: 1, VALUE: 56.6
ROW: 1, COL: 2, VALUE: 23.9
ROW: 1, COL: 3, VALUE: 15.7
ROW: 1, COL: 4, VALUE: 1.6
ROW: 1, COL: 5, VALUE: 2.2
ROW: 1, COL: 6, VALUE: NIL
ROW: 1, COL: 1, VALUE: 54.0
ROW: 1, COL: 2, VALUE: 21.0
ROW: 1, COL: 3, VALUE: 20.3
ROW: 1, COL: 4, VALUE: 2.0
ROW: 1, COL: 5, VALUE: 1.7
ROW: 1, COL: 6, VALUE: NIL
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS FEBRUARY 28, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 98.8%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ALASKA - 7.5%
North Slope Borough (Cap. Appreciation)
Series A:
   0% 6/30/01 (MBIA Insured)  Aaa $ 12,000,000 $ 10,462,440
  0% 6/30/02 (MBIA Insured)  Aaa  3,950,000  3,288,533
  0% 6/30/03 (MBIA Insured)  Aaa  1,500,000  1,191,690
  14,942,663
ARIZONA - 5.1%
Arizona Trans. Board Excise Tax Rev. Rfdg.:
 (Maricopa County Reg'l. Area):
  Series A:
    6% 7/1/03 (AMBAC Insured)  Aaa  1,300,000  1,414,725
    6.50% 7/1/04 (AMBAC Insured)  Aaa  1,100,000  1,237,148
  Series B, 6.50% 7/1/04 (AMBAC Insured)  Aaa  1,220,000  1,372,110
 (Maricopa Reg'l. Road) (Cap. Appreciation)
 Series A, 0% 7/1/02 (FGIC Insured)  Aaa  1,700,000  1,423,580
Maricopa County Commty. College Dist.
Series A, 6% 7/1/09  Aa2  2,000,000  2,155,740
Phoenix Civic Impt. Corp. Excise Tax Rev. Rfdg.
(Arpt. Impts.) Series A, 5.85% 7/1/01 (d)  Aa  2,420,000  2,556,391
  10,159,694
ARKANSAS - 0.8%
Arkansas College Savings (Cap. Appreciation):
 0% 6/1/02  Aa3  705,000  589,669
 0% 6/1/03  Aa3  1,190,000  952,107
  1,541,776
CALIFORNIA - 11.1%
California Statewide Commtys. Dev. Auth. Rev.
Ctfs. of Prtn.:
  (St. Joseph Health Sys.) 5% 7/1/04  Aa3  1,000,000  1,041,590
  (Triad Healthcare) 5.90% 8/1/01  A+  1,115,000  1,156,623
Carson Redev. Agcy. Rfdg. (Redev. Proj. Area 2)
(Tax Allocation):
  5.40% 10/1/01  Baa2  1,350,000  1,386,963
  5.50% 10/1/02  Baa2  1,320,000  1,366,253
  5.60% 10/1/03  Baa2  1,500,000  1,562,850
Central Valley Fing. Auth. Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 5.50% 7/1/01  BBB-  1,875,000  1,944,469
Clovis Unified School Dist. (Cap. Appreciation)
Series B, 0% 8/1/02 (MBIA Insured)  Aaa  5,700,000  4,759,044
Long Beach Hbr. Rev. Rfdg. Series A,
5.50% 5/15/05 (FGIC Insured) (d)  Aaa  1,485,000  1,590,435
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Los Angeles Unified School Dist. Series A,
6% 7/1/13 (FGIC Insured)  Aaa $ 500,000 $ 568,000
Orange County Dev. Agcy. Tax Allocation Rfdg.
(Santa Ana Heights Area Proj.) 6% 9/1/05  Baa2  1,335,000  1,441,199
Pleasanton Joint Pwrs. Fing. Auth. Reassessment
Rev. Series A, 6.15% 9/2/12  Baa3  1,465,000  1,572,897
Sacramento Cogeneration Auth. Cogeneration
Proj. Rev. (Proctor & Gamble Proj.)
5.80% 7/1/01  BBB-  1,400,000  1,464,764
Sacramento Pwr. Auth. Cogeneration Proj. Rev.
6.50% 7/1/05  BBB-  2,000,000  2,226,120
  22,081,207
COLORADO - 8.8%
Colorado Health Facs. Auth. Rev. Rfdg.
(Rocky Mountain Adventist) 6.25% 2/1/04  Baa2  2,000,000  2,145,740
Denver City & County Arpt. Rev.:
  (Cap. Appreciation):
  Series A:
   0% 11/15/04   Baa1  2,070,000  1,474,792
   0% 11/15/05 (MBIA Insured) (d)   Aaa  2,250,000  1,599,413
  Series D:
   0% 11/15/03 (MBIA  Insured) (d)  Aaa  5,320,000  4,165,879
   0% 11/15/05 (MBIA Insured) (d)  Aaa  2,055,000  1,460,797
   0% 11/15/06 (d)  Baa1  4,500,000  2,873,790
 Series A, 8.25% 11/15/02 (d)  Baa1  730,000  810,285
 Series C, 6.55% 11/15/03
 (MBIA Insured) (d)  Aaa  2,660,000  2,944,913
  17,475,609
CONNECTICUT - 0.9%
Connecticut Health & Edl. Facs. Auth. Rev. Rfdg.
(Quinnipiac College) Series D:
  4.90% 7/1/98  BBB-  700,000  700,651
  5.625% 7/1/03  BBB-  1,100,000  1,145,980
  1,846,631
DISTRICT OF COLUMBIA - 3.1%
District of Columbia Gen. Oblig. Rfdg. Series A-3:
 5.30% 6/1/04 (AMBAC Insured)  Aaa  775,000  812,975
 5.40% 6/1/05 (AMBAC Insured)  Aaa  660,000  698,834
District of Columbia Hosp. Rev. Rfdg. (Medlantic
Healthcare Group) Series B,
6.125% 8/15/99  A3  4,520,000  4,626,717
  6,138,526
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
FLORIDA - 2.6%
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A $ 630,000 $ 685,787
Hillsborough County Port Dist. Spl. Rev. Rfdg.
(Tampa Port Auth.) 6.50% 6/1/02
(FSA Insured) (d)  Aaa  2,000,000  2,172,740
Pasco County Solid Waste Disp. & Resource
Recovery Sys. Rev. Rfdg. 6% 4/1/10
(AMBAC Insured) (d)  AAA  2,000,000  2,229,040
  5,087,567
GEORGIA - 1.4%
Georgia Gen. Oblig. Rfdg. Series E, 6% 7/1/04  Aaa  2,475,000
2,725,594
ILLINOIS - 2.1%
Chicago Gen. Oblig. Rfdg. Series A-2, 5.50%
1/1/04 (AMBAC Insured)  Aaa  4,000,000  4,254,560
INDIANA - 2.3%
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys., Inc. Proj.):
  6.75% 12/1/04 (AMBAC Insured)  Aaa  1,325,000  1,502,338
  6.75% 12/1/05 (AMBAC Insured)  Aaa  2,675,000  3,068,733
  4,571,071
IOWA - 2.4%
Iowa Student Loan Liquidity Corp. Student Loan
Rev. Rfdg. Sr. Series B, 5.75% 12/1/07 (d)  Aaa  4,500,000  4,695,570
KENTUCKY - 1.1%
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Rfdg.
(Revitalization Proj.) 5.50% 7/1/09
(AMBAC Insured) (g)  Aaa  2,000,000  2,164,060
MARYLAND - 0.5%
Maryland State & Local Facs. First Series,
5% 3/1/04  Aaa  1,000,000  1,049,920
MASSACHUSETTS - 1.5%
Holyoke Gen. Oblig. Rfdg.:
 5.25% 8/1/07 (FSA Insured)  Aaa  550,000  581,075
 5.25% 8/1/08 (FSA Insured)  Aaa  485,000  509,803
Massachusetts Tpk. Auth. Western Tpk. Rev.
Series A, 5.55% 1/1/17 (MBIA Insured)  Aaa  1,800,000  1,827,882
  2,918,760
MICHIGAN - 3.7%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25% 9/30/12  A  5,100,000  5,134,578
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Jackson County Hosp. Fin. Auth. Rev.
(Foote Mem. Hosp.) Series A,
5.25% 6/1/07 (AMBAC Insured)  Aaa $ 2,130,000 $ 2,261,783
  7,396,361
MINNESOTA - 0.5%
Minneapolis Gen. Oblig. (Cap. Appreciation)
Series B:
  0% 12/1/03  Aaa  300,000  236,328
  0% 12/1/04  Aaa  440,000  332,578
  0% 12/1/05  Aaa  495,000  355,474
  924,380
NEW HAMPSHIRE - 2.2%
New Hampshire Higher Ed. & Health Facs. Auth.
Rev. Rfdg. (Frisbie Mem. Hosp.)
5.70% 10/1/04  Baa2  4,145,000  4,305,204
NEW JERSEY - 1.4%
Passaic County Util. Auth. Solid Waste Disp. Rev.
Rfdg. (Cap. Appreciation) 0% 3/1/02
(MBIA Insured)  Aaa  3,380,000  2,866,612
NEW MEXICO - 5.0%
Albuquerque Arpt. Rev. Rfdg. 6.50% 7/1/07
(AMBAC Insured) (d)  Aaa  1,400,000  1,602,566
Farmington Poll. Cont. Rev.
(Tucson Gas & Elec./San Juan Proj.)  Series A,
6.10% 1/1/08 (BIG Insured)  Aaa  1,300,000  1,302,457
New Mexico Edl. Assistance Foundation Student
Loan Rev. Sr. Series IV A-1, 7.05%
3/1/10 (d)  Aaa  4,835,000  5,298,580
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series A,
8% 5/15/04 (FSA Insured)  Aaa  1,420,000  1,704,682
  9,908,285
NEW YORK - 3.5%
New York City Gen. Oblig. Rfdg. Series C,
6.50% 8/1/07  A3  2,000,000  2,178,700
New York City Muni. Assistance Corp. Rfdg.
Series E, 6% 7/1/05  Aa2  1,500,000  1,656,795
New York State Dorm. Auth. Rev. (City Univ. Sys.)
Series B, 5.75% 7/1/06  Baa1  1,080,000  1,155,179
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A,
6.40% 1/1/04  Baa1  1,785,000  1,948,988
  6,939,662
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NORTH CAROLINA - 1.3%
North Carolina Edl. Facs. Fin. Agcy. Rev. Rfdg.
(Elon College Proj.) 6.375% 1/1/07
(Connie Lee Insured)  AAA $ 1,000,000 $ 1,089,010
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys.
Rev. Rfdg.:
  Series B, 5.625% 1/1/03  Baa1  1,000,000  1,045,220
  Series C, 5.50% 1/1/07  Baa1  500,000  523,910
  2,658,140
OHIO - 2.1%
Franklin County Rev. (Online Computer
Library Ctr. Inc. Proj.):
  5% 4/15/98  -  560,000  560,678
  5.65% 4/15/01  -  340,000  353,025
Ohio Bldg. Auth. (Administration Bldg. Projs.)
Series A, 6.30% 10/1/11  Aa3  2,000,000  2,190,480
Ohio Student Loan Fin. Corp. Student Loan Rev.
Rfdg. Series C, 6.20% 7/1/03 (d)  Aaa  925,000  980,472
  4,084,655
SOUTH CAROLINA - 1.6%
South Carolina Gen. Oblig. Hwy. Series B,
5.625% 7/1/11  Aaa  1,000,000  1,076,200
South Carolina Ed. Assistance Auth. Rev. Rfdg.
(Guaranteed Student Loan) Series B,
5.70% 9/1/05 (d)  A  2,000,000  2,114,780
  3,190,980
SOUTH DAKOTA - 2.7%
South Dakota Student Loan Fin.
Corp. Student Loan Rev. Rfdg. Series A,
6.15% 8/1/03 (d)  A+  5,000,000  5,337,100
TENNESSEE - 0.6%
Shelby County Gen. Oblig.
Series A, 0% 5/1/11 (Pre-Refunded to
5/1/05 @ 69.562) (e)  Aa2  2,200,000  1,120,680
TEXAS - 17.4%
Alief Independent School Dist. Unltd. Tax:
 7% 2/15/03 (PSF Guaranteed)  Aaa  1,125,000  1,266,154
 7% 2/15/04 (PSF Guaranteed)  Aaa  1,125,000  1,287,169
Allen Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 2/15/06
(PSF Guaranteed)  Aaa  1,370,000  964,672
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Arlington Independent School Dist. Rfdg. & Impt.
Ultd. Tax:
  (Cap. Appreciation) 0% 2/15/07
  (PSF Guaranteed)  Aaa $ 1,570,000 $ 1,046,845
  6.50% 2/15/02 (PSF Guaranteed)  Aaa  1,000,000  1,085,100
  6.50% 2/15/03 (PSF Guaranteed)  Aaa  1,500,000  1,654,980
Brazos Higher Ed. Auth. Student Loan Rev. Rfdg.
Series C-1:
  5.60% 6/1/03 (d)  Aaa  6,515,000  6,819,055
  5.70% 6/1/04 (d)  Aaa  2,410,000  2,541,176
Brazosport Independent School Dist. Unltd. Tax
(School House) 5.40% 2/15/13
(PSF Guaranteed)  Aaa  1,290,000  1,330,377
Cedar Hill Independent School Dist. Rfdg.
(Cap. Appreciation):
  0% 8/15/05 (PSF Guaranteed)  Aaa  2,830,000  2,041,505
  0% 8/15/07 (PSF Guaranteed)  Aaa  1,465,000  946,229
Conroe Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 2/15/07
(PSF Guaranteed)  Aaa  500,000  333,390
Dallas Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 8/15/07
(PSF Guaranteed)  Aaa  500,000  325,945
Keller Independent School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation) Series A, 0% 8/15/12
(PSF Guaranteed)  Aaa  1,590,000  781,406
Lower Colorado River Auth. Rev. Rfdg.
(Cap. Appreciation) 0% 1/1/09
(MBIA Insured) (Escrowed to Maturity) (e) Aaa 615,000 373,539 Midlothian Independent School Dist. Unltd. Tax
Rfdg. (Cap. Appreciation) 0% 2/15/06
(PSF Guaranteed)  Aaa  1,905,000  1,341,387
Northside Independent School Dist. Rfdg.
(Cap. Appreciation):
  0% 2/15/02 (PSF Guaranteed)  Aaa  1,000,000  848,350
  0% 2/15/03 (PSF Guaranteed)  Aaa  1,230,000  995,488
Round Rock Independent School Dist. Unltd. Tax
Series B, 7% 8/1/03 (PSF Guaranteed)  Aaa  1,325,000  1,505,213
San Antonio Gen. Impt. Rfdg.
5.50% 8/1/04 (f)  Aa  1,745,000  1,835,967
Socorro Independent School Dist. Unltd. Tax
Rfdg. 0% 9/1/04 (PSF Guaranteed)  Aaa  3,000,000  2,263,590
Texas College Student Loan Rev.
5.80% 8/1/05 (d)  Aa2  2,350,000  2,474,597
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Ysleta Independent School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation) 0% 8/15/11
(PSF Guaranteed)  Aaa $ 1,100,000 $ 571,560
  34,633,694
UTAH - 0.8%
Intermountain Pwr. Agcy. Pwr. Supply Sys.
Rev. Rfdg.:
  Series B, 5.75% 7/1/16 (MBIA Insured)  Aaa  1,000,000  1,068,280
   Series D, 5% 7/1/21 (MBIA Insured)  Aaa  600,000  591,882
  1,660,162
VIRGINIA - 2.9%
Virginia Hsg. Dev. Auth. Multi-Family Hsg.
Series I, 5.85% 5/1/08 (d)  Aa1  1,370,000  1,458,187
Virginia Trans. Board Trans. Contract Rev.
(Northern Virginia Trans. Dist.) Series A:
   6.75% 5/15/03  Aa2  1,895,000  2,114,119
  6.75% 5/15/04  Aa2  2,020,000  2,287,548
  5,859,854
WASHINGTON - 1.9%
Washington Pub. Pwr. Supply Sys. Rev. Rfdg.
(Nuclear Proj. #3):
  (Cap. Appreciation) Series B, 0% 7/1/07  Aa1  4,000,000  2,560,480
  Series B, 0% 7/1/10  Aa1  2,250,000  1,206,720
  3,767,200
TOTAL MUNICIPAL BONDS
(Cost $186,496,175)   196,306,177
CASH EQUIVALENTS - 1.2.%
 SHARES
Municipal Central Cash Fund (a)(b)
(Cost $2,339,163)    2,339,163  2,339,163
 TOTAL INVESTMENTS - 100%
(Cost $188,835,338)  $ 198,645,340
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE  AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
18 Municipal Bond Contracts  March 1998 $ 2,234,358 $ (16,983)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.1%
LEGEND
1. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.57%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
2. Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
5. Security collateralized by an amount sufficient to pay interest and principal.
6. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
7. Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $48,691.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 74.1% AAA, AA, A 62.2%
Baa 11.9% BBB  16.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 0.4%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   36.2%
Education   16.6
Transportation   13.1
Special Tax   10.6
Health Care   7.2
Electric Revenue   7.0
Resources Recovery   5.2
Others (individually less than 5%)   4.1
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $188,835,338. Net unrealized appreciation aggregated $9,810,002, all of which related to appreciated investment securities.
At August 31, 1997, the fund had a capital loss carryforward of approximately $8,493,000 of which $3,196,000 and $5,297,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $188,835,338) -                $ 198,645,340
SEE ACCOMPANYING SCHEDULE

INTEREST RECEIVABLE                                                      1,765,782

 TOTAL ASSETS                                                            200,411,122

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                   $ 23,517

PAYABLE FOR INVESTMENTS PURCHASED ON A                       1,777,073
DELAYED DELIVERY BASIS

PAYABLE FOR FUND SHARES REDEEMED                             305,284

DISTRIBUTIONS PAYABLE                                        136,330

ACCRUED MANAGEMENT FEE                                       83,756

OTHER PAYABLES AND ACCRUED EXPENSES                          1,212

 TOTAL LIABILITIES                                                       2,327,172

NET ASSETS                                                              $ 198,083,950

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                         $ 196,318,618

ACCUMULATED UNDISTRIBUTED NET REALIZED                                   (8,027,687)
GAIN (LOSS) ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                9,793,019

NET ASSETS, FOR 18,755,228 SHARES OUTSTANDING                           $ 198,083,950

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                 $10.56
SHARE ($198,083,950 (DIVIDED BY) 18,755,228 SHARES)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

INVESTMENT INCOME                                                     $ 5,115,013
INTEREST

EXPENSES

MANAGEMENT FEE                                            $ 542,283

NON-INTERESTED TRUSTEES' COMPENSATION                      1,597

 TOTAL EXPENSES                                                        543,880

NET INVESTMENT INCOME                                                  4,571,133

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     511,399

 FUTURES CONTRACTS                                         2,596       513,995

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     3,406,373

 FUTURES CONTRACTS                                         (16,983)    3,389,390

NET GAIN (LOSS)                                                        3,903,385

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 8,474,518
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                           SIX MONTHS ENDED   YEAR ENDED
                                                           FEBRUARY 28, 1998  AUGUST 31,
                                                           (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 4,571,133        $ 9,994,431
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                   513,995            380,511

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       3,389,390          5,821,426

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            8,474,518          16,196,368
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME    (4,571,133)        (9,994,431)

SHARE TRANSACTIONS                                          11,680,029         48,701,353
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                              3,662,971          7,852,481

 COST OF SHARES REDEEMED                                    (24,196,975)       (75,842,515)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            (8,853,975)        (19,288,681)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   (4,950,590)        (13,086,744)

NET ASSETS

 BEGINNING OF PERIOD                                        203,034,540        216,121,284

 END OF PERIOD                                             $ 198,083,950      $ 203,034,540

OTHER INFORMATION
SHARES

 SOLD                                                       1,111,298          4,766,109

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                    348,789            767,035

 REDEEMED                                                   (2,308,765)        (7,427,129)

 NET INCREASE (DECREASE)                                    (848,678)          (1,893,985)


FINANCIAL HIGHLIGHTS

     SIX MONTHS ENDED   YEARS ENDED AUGUST 31,
     FEBRUARY 28,
     1998

     (UNAUDITED)        1997                    1996  1995  1994 E  1993 D



SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 10.360   $ 10.050   $ 10.060   $ 9.840    $ 10.340   $ 10.000
BEGINNING OF PERIOD

INCOME FROM INVESTMENT         .241       .484       .486       .490       .514       .177
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND              .200       .310       (.010)     .220       (.460)     .340
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT         .441       .794       .476       .710       .054       .517
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST             (.241)     (.484)     (.486)     (.490)     (.514)     (.177)
 INCOME

 FROM NET                      -          -          -          -          (.010)     -
 REALIZED GAIN

 IN EXCESS OF NET              -          -          -          -          (.030)     -
 REALIZED GAIN

 TOTAL DISTRIBUTIONS           (.241)     (.484)     (.486)     (.490)     (.554)     (.177)

NET ASSET VALUE,              $ 10.560   $ 10.360   $ 10.050   $ 10.060   $ 9.840    $ 10.340
END OF PERIOD

TOTAL RETURN B, C              4.29%      8.07%      4.80%      7.50%      .52%       5.22%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 198,084  $ 203,035  $ 216,121  $ 219,711  $ 256,269  $ 219,400
(000 OMITTED)

RATIO OF EXPENSES TO           .55% A     .55%       .50% F     .42% F     .20% F     .00% F
AVERAGE NET ASSETS

RATIO OF NET INTEREST          4.62% A    4.72%      4.81%      5.04%      5.09%      5.20% A
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        6% A       20%        64%        44%        69%        95% A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD APRIL 26, 1993 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1993.
E EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended February 28, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, capital loss carryforwards and losses deferred due to futures and options.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS - CONTINUED
investments under the caption "Futures Contracts". This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,452,668 and $18,921,634, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,822,826 and $591,063, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
5. PROPOSED REORGANIZATION.
The Board of Trustees of the fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Limited Term Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Limited Term Municipal Income Fund in exchange solely for the number of shares of Fidelity Limited Term Municipal Income Fund having the same aggregate net asset value as the outstanding shares of the fund at the close of business on the day that the Reorganization is effective and the assumption by Fidelity Limited Term Municipal Income Fund of all of the liabilities of the fund. The Reorganization, which has been approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of the fund, became effective on March 19, 1998.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on February 18, 1998, and adjourned, by notice to all shareholders, until March 9, 1998. The results of votes taken among shareholders on the proposal before them are listed below.
PROPOSAL 1
To approve an Agreement and Plan of Reorganization between Spartan Intermediate Municipal Income Fund and Fidelity Limited Term Municipal Income Fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE    11,485,825.178   89.222

AGAINST        749,135.728      5.819

ABSTAIN        638,397.619      4.959

TOTAL          12,873,358.525   100.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman Lind, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
and
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL BOND FUNDS
Spartan Aggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
(REGISTERED TRADEMARK)
CORPORATE HEADQUARTERS
82 DEVONSHIRE ST., BOSTON, MA 02109
WWW.FIDELITY.COM
SM
 AUTOMATED LINE FOR QUICKEST SERVICE


(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND

SEMIANNUAL REPORT
FEBRUARY 28, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             7   THE MANAGER'S REVIEW OF FUND
                          PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                          INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                          WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  24  STATEMENTS OF ASSETS AND LIABILITIES,
                          OPERATIONS, AND CHANGES IN NET ASSETS,
                          AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 28  NOTES TO THE FINANCIAL STATEMENTS.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first two months of 1998, investors were still trying to discern what effects ongoing troubles in Southeast Asia might have on global economies and markets. The U.S. stock market continued to do well despite these ongoing uncertainties, paced by sustained corporate profits and signs of recovery in the Asian markets. Bonds, on the other hand, struggled somewhat in February as the pace of stock investors' "flight to quality" slowed in the face of this positive news, and issuers flooded the market with new debt to take advantage of lower interest rates. Nonetheless, these lower rates, subdued inflation and moderate growth created a generally favorable climate for bond investors.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998             PAST 6  PAST 1  PAST 5  PAST 10
                                            MONTHS  YEAR    YEARS   YEARS

SPARTAN SHORT-INTERMEDIATE MUNI INCOME      2.89%   5.32%   24.68%  71.99%

LB 1-5 YEAR MUNI BOND                       3.11%   5.50%   N/A     N/A

SHORT-INTERMEDIATE MUNI DEBT FUNDS AVERAGE  2.91%   5.14%   23.75%  77.20%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year Muncipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 34 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998             PAST 1  PAST 5  PAST 10
                                            YEAR    YEARS   YEARS

SPARTAN SHORT-INTERMEDIATE MUNI INCOME      5.32%   4.51%   5.57%

LB 1-5 YEAR MUNI BOND                       5.50%   N/A     N/A

SHORT-INTERMEDIATE MUNI DEBT FUNDS AVERAGE  5.14%   4.35%   5.88%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 131330 S00000000000001
             Spartan Short-Int. Muni     LB Municipal Bond
             00404                       LB015
  1988/02/29      10000.00                    10000.00
  1988/03/31       9936.56                     9884.00
  1988/04/30       9986.74                     9959.12
  1988/05/31      10018.48                     9930.34
  1988/06/30      10041.74                    10075.62
  1988/07/31      10086.06                    10141.31
  1988/08/31      10081.00                    10150.23
  1988/09/30      10152.76                    10333.95
  1988/10/31      10215.01                    10515.83
  1988/11/30      10201.83                    10419.51
  1988/12/31      10264.57                    10526.10
  1989/01/31      10325.28                    10743.78
  1989/02/28      10288.69                    10621.19
  1989/03/31      10271.36                    10595.81
  1989/04/30      10331.49                    10847.35
  1989/05/31      10446.44                    11072.65
  1989/06/30      10528.88                    11223.02
  1989/07/31      10633.80                    11375.76
  1989/08/31      10660.05                    11264.39
  1989/09/30      10677.29                    11230.83
  1989/10/31      10760.08                    11368.18
  1989/11/30      10834.15                    11567.12
  1989/12/31      10911.37                    11661.74
  1990/01/31      10916.93                    11606.58
  1990/02/28      11004.95                    11709.88
  1990/03/31      11048.20                    11713.39
  1990/04/30      11030.56                    11628.59
  1990/05/31      11131.83                    11882.44
  1990/06/30      11186.87                    11986.89
  1990/07/31      11276.43                    12163.09
  1990/08/31      11295.14                    11986.49
  1990/09/30      11362.36                    11993.32
  1990/10/31      11446.87                    12210.88
  1990/11/30      11553.12                    12456.44
  1990/12/31      11611.43                    12510.62
  1991/01/31      11718.45                    12678.52
  1991/02/28      11790.40                    12788.82
  1991/03/31      11837.80                    12793.42
  1991/04/30      11949.45                    12963.57
  1991/05/31      12021.40                    13078.82
  1991/06/30      12054.59                    13065.87
  1991/07/31      12137.29                    13225.02
  1991/08/31      12233.79                    13399.19
  1991/09/30      12330.68                    13573.65
  1991/10/31      12412.45                    13695.81
  1991/11/30      12467.44                    13734.02
  1991/12/31      12639.25                    14028.75
  1992/01/31      12692.81                    14060.74
  1992/02/29      12743.61                    14065.24
  1992/03/31      12749.85                    14070.44
  1992/04/30      12832.88                    14195.67
  1992/05/31      12903.72                    14362.75
  1992/06/30      13010.33                    14603.76
  1992/07/31      13210.06                    15041.58
  1992/08/31      13156.65                    14894.92
  1992/09/30      13222.28                    14992.34
  1992/10/31      13221.06                    14844.96
  1992/11/30      13339.91                    15110.84
  1992/12/31      13420.83                    15265.12
  1993/01/31      13555.82                    15442.65
  1993/02/28      13794.40                    16001.21
  1993/03/31      13752.01                    15832.08
  1993/04/30      13817.58                    15991.82
  1993/05/31      13871.16                    16081.70
  1993/06/30      13964.13                    16350.10
  1993/07/31      13975.30                    16371.52
  1993/08/31      14125.68                    16712.37
  1993/09/30      14219.23                    16902.73
  1993/10/31      14244.88                    16935.35
  1993/11/30      14225.54                    16786.15
  1993/12/31      14376.63                    17140.51
  1994/01/31      14472.44                    17336.25
  1994/02/28      14322.27                    16887.24
  1994/03/31      14075.98                    16199.59
  1994/04/30      14129.13                    16336.97
  1994/05/31      14213.21                    16478.61
  1994/06/30      14236.15                    16377.92
  1994/07/31      14362.57                    16678.13
  1994/08/31      14415.81                    16735.84
  1994/09/30      14379.15                    16490.15
  1994/10/31      14328.80                    16197.29
  1994/11/30      14249.21                    15904.44
  1994/12/31      14364.40                    16254.50
  1995/01/31      14523.77                    16719.05
  1995/02/28      14692.47                    17205.24
  1995/03/31      14790.99                    17402.93
  1995/04/30      14844.17                    17423.47
  1995/05/31      15019.52                    17979.45
  1995/06/30      15042.08                    17823.03
  1995/07/31      15126.99                    17991.99
  1995/08/31      15273.41                    18220.13
  1995/09/30      15326.70                    18335.46
  1995/10/31      15412.00                    18602.06
  1995/11/30      15510.71                    18910.67
  1995/12/31      15581.09                    19092.40
  1996/01/31      15682.61                    19236.55
  1996/02/29      15687.05                    19106.70
  1996/03/31      15632.02                    18862.52
  1996/04/30      15638.76                    18809.14
  1996/05/31      15663.24                    18801.61
  1996/06/30      15732.84                    19006.36
  1996/07/31      15821.26                    19179.32
  1996/08/31      15846.20                    19174.72
  1996/09/30      15933.87                    19443.16
  1996/10/31      16039.28                    19663.07
  1996/11/30      16191.55                    20022.90
  1996/12/31      16185.45                    19938.80
  1997/01/31      16244.40                    19976.49
  1997/02/28      16330.09                    20159.87
  1997/03/31      16242.07                    19891.14
  1997/04/30      16299.35                    20057.63
  1997/05/31      16440.93                    20359.30
  1997/06/30      16548.01                    20576.12
  1997/07/31      16756.29                    21146.08
  1997/08/31      16716.05                    20947.94
  1997/09/30      16823.59                    21196.59
  1997/10/31      16883.37                    21332.89
  1997/11/30      16941.12                    21458.33
  1997/12/31      17068.03                    21771.40
  1998/01/31      17178.61                    21996.08
  1998/02/27      17199.37                    22002.68
IMATRL PRASUN   SHR__CHT 19980228 19980305 131334 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Municipal Income Fund on February 29, 1988. As the chart shows, by February 28, 1998, the value of the investment would have grown to $17,199 - a 71.99% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,003 - a 120.03% increase.
UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
     SIX MONTHS    YEARS ENDED AUGUST 31,
     ENDED
     FEBRUARY 28,

     1998          1997                    1996  1995  1994  1993

DIVIDEND RETURN              2.09%  4.38%  4.25%   4.53%  4.43%   4.82%

CAPITAL APPRECIATION RETURN  0.80%  1.11%  -0.50%  1.42%  -2.38%  2.53%

TOTAL RETURN                 2.89%  5.49%  3.75%   5.95%  2.05%   7.35%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested. DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 28, 1998         PAST 1       PAST 6        PAST 1
                                        MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                     3.23(CENTS)  20.80(CENTS)  42.20(CENTS)

ANNUALIZED DIVIDEND RATE                4.16%        4.16%         4.20%

30-DAY ANNUALIZED YIELD                 3.57%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD  5.58%        -             -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.13 over the past one month, $10.09 over the past six months and $10.04 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Investor sentiment, shifting supply
and demand conditions, and
volatility in Asia played key roles in
the municipal bond market during
the six months that ended February
28, 1998. During this period, the
Lehman Brothers Municipal Bond
Index - a measure of the municipal
bond market - returned 5.04%. To
compare, the Lehman Brothers
Aggregate Bond Index - a measure
of the investment-grade taxable
bond market in the U.S. - returned
5.72%. Until mid-September 1997,
encouraging economic data -
coupled with the Federal Reserve
Board's reluctance to raise interest
rates to head off inflation - provided
a positive backdrop for the
fixed-income markets. However,
new-issue supply increased in the
muni market in the second half of
1997 while demand varied, leading
to mixed performance. That
changed late in 1997, with
volatility in Asia toward the end of
the period helping to prop up the
muni bond market. Investors felt that
currency devaluations in that region
would translate into cheaper prices
for Asian goods and help control
the inflation that can eat into bonds'
fixed payments. In January and
February 1998, though, muni bond
supply increased as many issuers
took advantage of lower interest
rates to refinance their debt at lower
rates. That, combined with softening
demand, dampened the
performance of muni bonds toward
the end of the period.
An interview with Norm Lind, Portfolio Manager of Spartan Short-Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six-month period that ended February 28, 1998, the fund had a total return of 2.89%. To get a sense of how the fund did relative to its competitors, the short-intermediate municipal debt funds average returned 2.91% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers 1-5 Year Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 3.11% for the same six-month period. For the 12-month period that ended February 28, 1998, the fund returned 5.32%. That compared to the 5.14% return of the short-intermediate municipal debt funds average and the 5.50% return of the Lehman Brothers 1-5 Year Municipal Bond Index over the same one-year period.
Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?
A. I continued to keep the fund's duration - which measures how sensitive it is to changes in interest rates - in line with the short-intermediate municipal market as a whole, as reflected by the Lehman Brothers 1-5 Year Municipal Bond Index. However, I did alter how the fund's investments were allocated among bonds of various maturities when the market presented attractive opportunities to do so. During most of the first half of the period, I focused on bonds with maturities of between one to three years. I did that because the yield curve - which is a graphical representation of the yield of short-intermediate bonds by ascending maturity dates - was relatively flat beyond three years. To explain, up to about a three-year maturity, an investor was paid an appropriate amount of added income for each additional year of maturity. It is this additional income that compensates the investor for the added risk taken on by investing in the longer-maturity part of the intermediate market. But for bonds with maturities of three years or longer, the extra income for each successive year was, in my opinion, less attractive given their added risk.
Q. DID THAT STRATEGY CHANGE IN THE SECOND HALF OF THE PERIOD?
A. Yes, because the short-intermediate yield curve had steepened, meaning that at that point securities in the five- to seven-year range offered what I thought were adequate yields given their risk. That focus helped the fund's performance when interest rates fell in late 1997, and five- to seven-year securities - with their added interest-rate sensitivity - outpaced shorter-term securities.
Q. WHICH BONDS HELPED THE FUND'S PERFORMANCE DURING THE PERIOD?
A. With New York City's economy so vibrant and its fiscal situation a primary beneficiary of that economic strength, bonds issued by the city were some of the fund's best performers. At the very end of the period, these securities were upgraded by one of the municipal bond credit rating agencies in recognition of this improvement. Likewise, bonds appropriated by New York state also were good performers. In light of the state's excellent economic and fiscal health, one of the municipal bond credit rating agencies upgraded the credit rating of some of the state's agencies, helping boost state-appropriated bond prices. Finally, bonds rated Baa by Moody's Investors Service also did quite well during the period. As interest rates fell, yield-hungry investors sought out these relatively high-yielding, investment-grade bonds at a time when the supply of them was limited.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Bonds sensitive to being prepaid before maturity lagged the overall municipal market. For example, housing and student loan bonds typically experience increased prepayment activity when interest rates fall as mortgage and student loan borrowers refinance their debt in order to lower their interest costs. That's what happened during the period. While prepayment is good for the borrower, it can be bad for housing and student loan bond holders like the fund, because it forces them to reinvest at lower interest rates.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND THE FUND?
A. The direction of interest rates will be the primary determinant of municipal performance, and it's anybody's guess where they will be six months or a year from now. As far as the fund goes, I'll continue to emphasize bonds that I think offer good value given their yields and their risk. For example, I'm comfortable sticking with a fairly large weighting in high-quality bonds for the time being, because I feel that lower-quality, investment-grade securities currently do not offer enough additional yield given their added risks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NORM LIND ON CHOOSING
BONDS FROM VARIOUS STATES:
"In choosing bonds from various
states, I consider a number of
factors, including the state's fiscal
and economic situation and how it
is faring relative to other parts of
the nation. I also tend to
emphasize bonds from states
where state and local income tax
rates are high. That's because
there is a fairly constant and healthy
demand for municipals in those
states as investors look for
investments that will generate
tax-free income. At the end of the
period, the fund's top five state
concentrations were the high-tax,
economically healthy states of New
York, Massachusetts, California,
Texas and Florida."

(solid bullet) General obligation bonds (GOs) were the fund's largest sector concentration at 27.6% of the fund's investments at the end of the period. A GO is backed by the full faith and credit - which includes the taxing power - of a city, county, state or other issuer. General revenues - including individual and corporate taxes - collected by the issuer repay a GO.
FUND FACTS
GOAL: to provide high current
income exempt from federal
taxes
FUND NUMBER: 404
TRADING SYMBOL: FSTFX
START DATE: December 24, 1986
SIZE: as of February 28, 1998,
more than $705 million
MANAGER: Norm Lind, since
1995; manager, various Fidelity
and Spartan municipal income
funds; joined Fidelity in 1986
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF FEBRUARY 28, 1998
               % OF FUND'S   % OF FUND'S INVESTMENTS
               INVESTMENTS   IN THESE STATES
                             6 MONTHS AGO

NEW YORK       17.0          20.2

MASSACHUSETTS  11.2          9.7

CALIFORNIA     7.3           5.5

TEXAS          7.2           7.4

FLORIDA        7.1           6.4

TOP FIVE SECTORS AS OF FEBRUARY 28, 1998
                       % OF FUND'S   % OF FUND'S INVESTMENTS
                       INVESTMENTS   IN THESE SECTORS
                                     6 MONTHS AGO

GENERAL OBLIGATION     27.6          26.8

ESCROWED/PRE-REFUNDED  19.0          21.1

EDUCATION              16.6          19.1

ELECTRIC REVENUE       12.8          11.9

SPECIAL TAX            6.5           6.0

AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1998
            6 MONTHS AGO

YEARS  3.1  3.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1998
            6 MONTHS AGO

YEARS  2.9  2.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF FEBRUARY 28, 1998 AS OF AUGUST 31, 1997
AAA, AA, A 93.5%
BAA 5.2%
NON-RATED 0.6%
SHORT-TERM
INVESTMENTS 0.7%
AAA, AA, A 89.4%
BAA 7.4%
NON-RATED 0.6%
SHORT-TERM
INVESTMENTS 2.6%
ROW: 1, COL: 1, VALUE: 91.0
ROW: 1, COL: 2, VALUE: 5.3
ROW: 1, COL: 3, VALUE: 1.8
ROW: 1, COL: 4, VALUE: 1.9
ROW: 1, COL: 5, VALUE: NIL
ROW: 1, COL: 6, VALUE: NIL
ROW: 1, COL: 1, VALUE: 87.2
ROW: 1, COL: 2, VALUE: 7.0
ROW: 1, COL: 3, VALUE: 1.8
ROW: 1, COL: 4, VALUE: 3.0
ROW: 1, COL: 5, VALUE: NIL
ROW: 1, COL: 6, VALUE: NIL
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS FEBRUARY 28, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 99.3%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ALASKA - 0.7%
Alaska Student Loan Corp. Student Loan Rev. Series A:
 5% 7/1/03 (AMBAC Insured) (b)   $ 500 $ 512
 5.55% 7/1/03 (AMBAC Insured) (b)    1,000  1,049
 5.10% 7/1/04 (AMBAC Insured) (b)    2,300  2,370
North Slope Borough (Cap. Appreciation)
Series A, 0% 6/30/99 (MBIA Insured)    1,500  1,425
  5,356
ARIZONA - 2.6%
Arizona Trans. Board Hwy. Rev. Series A, 6.60% 7/1/08
(Pre-Refunded to 7/1/01 @ 101.50) (c)    2,800  3,058
Maricopa County Gen. Oblig. Series C,
8.90% 7/1/99    4,000  4,258
Maricopa County School Dist. #4 Rfdg. (Mesa Elementary)
(Cap. Appreciation) 0% 7/1/98 (FGIC Insured)    2,600  2,570
Maricopa County School Dist. #28 Rfdg. (Kyrene Elementary)
(Cap. Appreciation) 0% 7/1/98 (FGIC Insured)    3,340  3,301
Phoenix Civic Impt. Corp. Excise Tax Rev. Rfdg.
(Arpt. Impts.) Series A:
  5.60% 7/1/99 (b)    3,240  3,308
  5.85% 7/1/01 (b)    1,000  1,056
Univ. of Arizona Board of Regents Rev. Series B,
6.90% 6/1/16 (Pre-Refunded to 6/1/00 @ 102) (c)   1,000  1,081
  18,632
ARKANSAS - 1.3%
Arkansas Student Loan Auth. Rev. Sr. Series A-1:
 6.05% 6/1/02 (b)    4,700  4,998
 6.05% 12/1/02 (b)    4,455  4,769
  9,767
CALIFORNIA - 7.3%
California Dept. of Wtr. Resources Rev. Rfdg.
 (Central Valley Wtr. Sys. Proj.) Series T:
  5% 12/1/99 (a)    8,000  8,175
  5% 12/1/00 (a)    4,000  4,114
California Rural Home Mtg. Fin. Auth. Lease Rev. (Rural
Lease Purp.) Series A, 4.45% 8/1/01 (MBIA Insured)   3,500  3,548
California Statewide Commtys. Dev. Auth. Rev. Rfdg. Ctfs.
of Prtn. (St. Joseph Health Sys.) 5% 7/1/04    1,000  1,042
Clovis Unified School Dist. Spl. Tax (Cap. Appreciation)
Series B, 0% 8/1/00 (MBIA Insured)    5,725  5,214
Contra Costa School Fing. Auth. Rev. (Vista Unified
School Dist.) (Cap. Appreciation) Series A,
 0% 9/1/00 (FSA Insured) (Escrowed to Maturity) (c)   1,325  1,203
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Long Beach Hbr. Rev. Rfdg. Series A,
5.50% 5/15/05 (FGIC Insured) (b)   $ 6,000 $ 6,426
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant Rev.
Second Issue:
  9% 10/15/00    1,300  1,462
  9% 10/15/01    2,000  2,334
Metropolitan Wtr. Dist. Rev. (Southern California Wtrwks.)
Series A, 5.50% 7/1/06    6,000  6,509
Rosemead Redev. Agcy. (Cap. Appreciation)
(Sub-Lien Tax Allocation Proj., Area 1) (c):
  0% 10/1/98 (Escrowed to Maturity)    1,000  980
  0% 10/1/99 (Escrowed to Maturity)    2,205  2,076
San Bernardino County Rfdg. Ctfs. of Prtn. (Med. Ctr.
Fing. Proj.) 4.75% 8/1/00    4,000  4,052
San Jaoquin Hills Trans. Corridor Agcy. Toll Road
Rev. Rfdg. (Cap. Appreciation) Series A,
0% 1/15/02 (MBIA Insured)    5,650  4,822
Santa Ana Commty. Redev. Agcy. Tax Allocation
(Santa Ana Redev. Area Proj.) Series B, 6.50% 12/15/14
(Pre-Refunded to 12/15/00 @ 102) (c)    1,160  1,238
  53,195
COLORADO - 0.5%
Denver City & County Arpt. Rev. Rfdg.:
 Series C, 5.10% 11/15/01 (b)    1,160  1,178
 Series D, 5% 11/15/98 (b)    2,000  2,014
Pueblo Gen. Oblig. Series 1984 B,
9.50% 11/1/98 (MBIA Insured)    785  810
  4,002
CONNECTICUT - 1.2%
Connecticut Gen. Oblig. Series C, 7% 9/15/02
(Pre-Refunded to 9/15/00 @ 102) (c)    2,235  2,442
Connecticut Spl. Assessment Unemployment
Compensation Advanced Fund Rev. Rfdg.
Series A, 5.50% 5/15/00 (AMBAC Insured)    6,000  6,204
  8,646
DISTRICT OF COLUMBIA - 0.6%
District of Columbia Gen. Oblig.:
 Rfdg. Series A-1, 4.65% 6/1/02 (MBIA Insured)    3,250  3,293
 Series A, 7.50% 6/1/10 (AMBAC Insured)
 (Pre-Refunded to 6/1/00 @ 102) (c)    1,000  1,091
  4,384
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FLORIDA - 7.1%
Dade County Aviation Rev. Rfdg. (Miami Int'l. Arpt.)
Series A, 5.25% 10/1/01 (FSA Insured) (b)   $ 3,500 $ 3,629
Dade County School Dist. Series 95,
 6.875% 8/1/00 (MBIA Insured)    5,910  6,309
Escambia County Util. Auth. Util. Sys. Rev. Rfdg. Series D:
 4.10% 1/1/00 (FGIC Insured) (a)    2,570  2,567
 4.20% 1/1/01 (FGIC Insured) (a)    2,900  2,894
 4.20% 1/1/02 (FGIC Insured) (a)    2,835  2,823
Florida Dept. of Trans. Gen. Oblig. 6.50% 7/1/02    1,975  2,162
Hillsborough County Aviation Auth. Rev. (Tampa Int'l. Arpt.)
Series B, 7.10% 10/1/09 (AMBAC Insured)
(Pre-Refunded to 10/1/99 @ 102) (c)    2,000  2,140
Jacksonville Elec. Auth. Rev.:
 Rfdg. (St. John River Issue 2) Series 10,
 6.50% 10/1/03    1,500  1,674
 (Third Installment) 5.20% 7/1/01
  (Escrowed to Maturity) (c)    1,720  1,764
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub-Lien):
 6.25% 10/1/00 (FGIC Insured)    9,175  9,697
 6.25% 10/1/01 (FGIC Insured)    9,255  9,942
Orlando Util. Commission Wtr. & Elec. Rev. Series C,
 7% 10/1/23 (Pre-Refunded to 10/1/99 @ 102) (c)   3,260  3,483
St. Petersburg Excise Tax Rev. Rfdg.
3.80% 10/1/98 (FGIC Insured)    1,300  1,302
Tampa Health Sys. Rev. (Catholic Health) Series A-3,
5.50% 11/15/02 (MBIA Insured)    1,000  1,055
  51,441
GEORGIA - 1.5%
Atlanta Arpt. Facs. Rev. Rfdg. 5% 1/1/01
(AMBAC Insured)    1,500  1,539
Georgia Gen. Oblig.:
 Series B, 6.25% 4/1/00    4,500  4,714
 Series D, 6.80% 8/1/01    1,500  1,635
Monroe County Dev. Auth. Poll. Cont. Rev. Rfdg.
(Oglethorpe Pwr. Scherer) Series A, 6.05% 1/1/02
(MBIA Insured)    2,825  3,017
  10,905
HAWAII - 2.5%
Hawaii Arpts. Sys. Rev. 2nd Series, 7.40% 7/1/02
(FGIC Insured) (b)    1,000  1,092
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
HAWAII - CONTINUED
Hawaii Gen. Oblig.:
 Rfdg. Series CO, 4.63% 9/1/01 (FGIC Insured)   $ 5,000 $ 5,094
 Series CN:
  6.25% 3/1/02 (FGIC Insured)    2,000  2,158
  6.25% 3/1/03 (FGIC Insured)    1,500  1,640
 Unltd. Tax Series BS, 7.25% 9/1/08
 (Pre-Refunded to 9/1/00 @ 101) (c)    3,000  3,268
Honolulu City & County Gen. Oblig. Series B,
5.50% 11/1/04 (FGIC Insured)    4,625  4,968
  18,220
INDIANA - 0.5%
Indianapolis Resource Recovery Rev. Rfdg. (Ogden
Martin Sys., Inc. Proj.) 6% 12/1/00 (AMBAC Insured)  3,315  3,480
KANSAS - 0.6%
Kansas Dev. Fin. Auth. Rev. Rfdg. Series C, 5.50% 10/1/05
(MBIA Insured)    3,000  3,235
Kansas Tpk. Auth. Tpk. Rev. Rfdg. 5% 9/1/99
(AMBAC Insured) (a)    1,080  1,094
  4,329
KENTUCKY - 2.0%
Kentucky Property & Bldgs. Commission Rev. Rfdg.
(Proj. #59) 6% 11/1/00    9,000  9,454
Owensboro Elec. Lt. & Pwr. Rev. Rfdg. Series B,
0% 1/1/01 (AMBAC Insured)    5,450  4,862
  14,316
LOUISIANA - 1.9%
Louisiana Pub. Facs. Auth. Rev.:
 Rfdg. (Student Loan) Sr. Series A-1, 6.20% 3/1/01   1,900  1,993
 (Supplemental Student Loan):
  Series B, 8.125% 12/1/99 (AMBAC Insured)
  (BPA First Nat'l. Bank of Chicago)    7,830  8,251
  Series C, 8.125% 12/1/99 (AMBAC Insured)
  (BPA First Nat'l. Bank of Chicago)    3,720  3,920
  14,164
MARYLAND - 2.2%
Maryland Gen. Oblig. First Series, 6.60% 3/1/00    2,000  2,104
Maryland State & Local Facs. First Series, 5% 3/1/01   11,185  11,513
Montgomery County Consolidated Pub. Impt. Series A,
7% 4/1/07 (Pre-Refunded to 4/1/00 @ 102) (c)   2,000  2,163
  15,780
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MASSACHUSETTS - 11.2%
Boston Gen. Oblig. Series A, 4.50% 1/1/01 (FGIC Insured) $ 2,575 $
2,606
Holyoke Gen. Oblig. Rfdg.:
 5% 8/1/00 (FSA Insured)    1,230  1,260
 4.30% 8/1/01 (FSA Insured)    1,330  1,339
 4.40% 8/1/02 (FSA Insured)    1,040  1,050
 4.50% 8/1/03 (FSA Insured)    1,075  1,088
 4.60% 8/1/04 (FSA Insured)    1,000  1,014
 5.25% 8/1/06 (FSA Insured)    500  528
Massachusetts Bay Trans. Auth. Series B, 7.60% 3/1/01 3,500 3,842 Massachusetts Consolidated Loan:
 Series A, 4.25% 3/1/99    2,000  2,014
 Series B:
  9.25% 7/1/00    4,500  5,019
  6.50% 6/1/13 (Pre-Refunded to 6/1/02 @ 101) (c)  2,000  2,206
 Series C, 6.75% 8/1/06
 (Pre-Refunded to 8/1/01 @ 102) (c)    1,000  1,103
Massachusetts Gen. Oblig. Rfdg. Series A, 5% 8/1/01   1,000  1,028
Massachusetts Health & Edl. Facs. Auth. Rev. Rfdg.
(Fairview Extended Care) Series B, 4.55% 7/15/02,
LOC BankBoston NA    4,000  4,000
Massachusetts Ind. Fin. Agcy. Rev.:
 Rfdg. (Morton Hosp. & Med. Ctr.) Series A, 8.75%
 7/1/11 (Pre-Refunded to 7/1/99 @ 102) (c)    3,700  3,978
 (Massachusetts Biomedical Research):
  (Cap. Appreciation) Series A-1, 0% 8/1/00    4,510  4,081
  Series A-1, 7.10% 8/1/99    2,655  2,755
Massachusetts Tpk. Auth. (Guaranteed BAN):
 5% 6/1/99    275  279
 5% 6/1/99  (Escrowed to Maturity) (c)    990  1,006
Massachusetts Wtr. Resources Auth.:
 Rfdg. Series C, 5.25% 12/1/01    2,000  2,080
 Series A, 7.125% 4/1/00    1,500  1,591
New England Ed. Loan Marketing Corp. Rfdg.
(Massachusetts Student Loan):
  Sr. Issue D:
   6% 9/1/99    7,000  7,196
   6.20% 9/1/00    1,100  1,154
  Series B, 5.40% 6/1/00    8,500  8,714
  Series E, 5% 7/1/99    20,400  20,670
  81,601
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MICHIGAN - 1.6%
Detroit Convention Facs. Rev. Rfdg.
(Cobo Hall Expansion Proj.):
  4.75% 9/30/00   $ 5,220 $ 5,296
  4.80% 9/30/01    1,000  1,019
Michigan Hosp. Fin. Auth. Rev. Rfdg. (Mercy Health Svcs.):
 Series S, 5.75% 8/15/05    1,275  1,378
 Series T, 5.75% 8/15/05    3,070  3,319
Utica Commty. School Bldg. & Site Rfdg. 4.10%
5/1/98 (FGIC Insured)    1,000  1,001
  12,013
MINNESOTA - 1.6%
Maplewood Health Care Facs. Rev. (Health East Proj.)
5.70% 11/15/02    1,000  1,050
Minneapolis Gen. Oblig. (Cap. Appreciation) Series B:
 0% 12/1/02    1,300  1,071
 0% 12/1/03    500  394
 0% 12/1/04    1,500  1,134
 0% 12/1/05    1,500  1,077
Minnesota Gen. Oblig.:
 Var. Purp. 6.80% 8/1/02
 (Pre-Refunded to 8/1/00 @ 100) (c)    2,500  2,666
 6.40% 8/1/01    1,310  1,413
Rosemount Independent School Dist. #196 Rfdg. 4% 3/1/01  2,610  2,601
  11,406
MONTANA - 1.1%
Montana Higher Ed. Student Loan Assistance Corp. Student
Loan Rev. Series B:
  6.40% 6/1/98 (b)    3,490  3,510
  6.40% 12/1/98 (b)    4,005  4,077
  6.60% 12/1/99 (b)    465  485
  8,072
NEBRASKA - 0.4%
Nebraska Pub. Pwr. Dist. Rev. 5.40% 7/1/01    3,085  3,208
NEVADA - 0.4%
Clark County Flood Cont. (Group 1) 6% 11/1/01    1,000  1,065
Clark County Hwy. Impt. Rev. (Motor Vehicle Fuel Tax)
5% 7/1/01 (AMBAC Insured)    2,000  2,058
  3,123
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW JERSEY - 1.1%
New Jersey Gen. Oblig. Rfdg. Series B,
6.25% 1/15/01   $ 1,500 $ 1,594
New Jersey Health Care Facs. Fing. Auth. Rev. Rfdg.
(Atlantic City Med. Ctr.) Series C, 6.45% 7/1/02    3,500  3,775
New Jersey Trans. Corp. Cap. Grant Anticipation Notes
Series A, 4.625% 9/1/99    2,675  2,694
  8,063
NEW MEXICO - 1.7%
Albuquerque Arpt. Rev. Rfdg.:
 6.25% 7/1/98 (AMBAC Insured) (b)    510  514
 6.25% 7/1/99 (AMBAC Insured) (b)    540  556
 6.25% 7/1/00 (AMBAC Insured) (b)    660  692
 6.25% 7/1/01 (AMBAC Insured) (b)    980  1,041
 7.35% 7/1/01 (AMBAC Insured)    1,015  1,038
New Mexico Edl. Assistance Foundation Student Loan Rev.
Sr. Series IV-A1:
  6.40% 3/1/03 (b)    4,785  5,063
  6.50% 3/1/04 (b)    2,940  3,140
  12,044
NEW YORK - 17.0%
Metropolitan Trans. Auth. Svc. Contract (c):
 (Commuter Facs.):
  Series 3, 7.50% 7/1/16
  (Pre-Refunded to 7/1/00 @ 102)     2,750  3,019
  Series 4, 8% 7/1/08
  (Pre-Refunded to 7/1/00 @ 101.50)     2,790  3,081
 (Transit Facs.) Series 4, 8% 7/1/08
 (Pre-Refunded to 7/1/00 @ 101.50)    2,050  2,264
New York City Gen. Oblig.:
 Rfdg.:
  Series A, 5.70% 8/1/02    1,500  1,582
  Series D, 6.60% 2/1/03    1,000  1,095
  Series H, 7.87% 8/1/00 (Escrowed to Maturity) (c)   2,500  2,727
  Series H, 5.40% 8/1/04    3,585  3,758
 Series F:
  8.10% 11/15/99 (Escrowed to Maturity) (c)    2,590  2,776
  8.10% 11/15/99    700  747
 Series H:
  6.90% 2/1/01 (Escrowed to Maturity) (c)    2,635  2,844
  6.90% 2/1/01    400  429
 Series J, 6% 2/15/04    3,000  3,230
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW YORK - CONTINUED
New York City Muni. Assistance Corp. Rfdg.:
 5.50% 7/1/00   $ 1,000 $ 1,034
 Series E, 5.50% 7/1/01    20,400  21,304
 Series M, 5% 7/1/02 (a)    3,000  3,101
New York City Muni. Wtr. Fin. Auth. Wtr & Swr. Sys.
Rev. Series 93-B, 6.50% 6/15/20
(Pre-Refunded to 6/15/02 @ 101) (c)    2,000  2,207
New York State Dorm. Auth. Lease Rev. Rfdg. (State Univ.
Dorm. Facs.) Series A, 5% 7/1/99 (AMBAC Insured)   8,885  9,015
New York State Dorm. Auth. Rev.:
 (City Univ. Sys.) Series F, 7.875% 7/1/17
 (Pre-Refunded to 7/1/00 @ 102) (c)    4,650  5,144
 (Mental Health Svcs. Facs.) Series A, 6% 2/15/01   1,500  1,569
New York State Local Gov't Assistance Corp.:
 Rfdg. Series A, 5.50% 4/1/04 (AMBAC Insured)   2,700  2,880
 Series B (c):
  7.50% 4/1/20 (Pre-Refunded to 4/1/01 @ 102)   20,000  22,375
  7% 4/1/21 (Pre-Refunded to 4/1/01 @ 100)     5,150  5,596
New York State Med. Care Facs. Fin. Agcy. Rev.:
 (Mental Health Svcs. Facs.) Series C, 7.30% 8/15/21
 (Pre-Refunded to 8/15/01 @ 102) (c)    1,785  2,002
 (St. Lukes Hosp.) Series B, 7.45% 2/15/29
 (Pre-Refunded to 2/15/00 @ 102) (c)    4,100  4,452
New York State Thruway Auth. Svc. Contract Rev.
(Local Hwy. & Bridge):
  6% 4/1/01    1,100  1,153
  5.40% 4/1/03    2,750  2,874
  6% 4/1/03    2,300  2,466
New York State Urban Dev. Corp. Rev. 7.50% 4/1/20
(Pre-Refunded to 4/1/01 @ 102) (c)    8,000  8,949
  123,673
NORTH CAROLINA - 1.9%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Rfdg.:
 Series A:
  5.20% 1/1/01    3,000  3,056
  7.875% 1/1/02    8,000  8,912
 Series B, 5.50% 1/1/02    1,000  1,033
North Carolina Muni. Pwr. Agcy. #1  Rev. Rfdg. (Catawba Elec.)
5.75% 1/1/02    1,000  1,044
  14,045
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
OHIO - 3.9%
Butler County Trans. Impt. Dist. Series A,
5% 4/1/04 (FSA Insured)   $ 2,605 $ 2,705
Cleveland Arpt. Sys. Rev. Series A, 5.50% 1/1/05
(FSA Insured) (b)    1,000  1,059
Cleveland Wtrwks. Rev. Rfdg. & Impt. (1st. Mtg.)
Series H, 6% 1/1/01 (MBIA Insured)    4,000  4,206
Franklin County Ltd. Tax (Courthouse) 6.375% 12/1/17
(Pre-Refunded to 12/1/01 @ 102) (c)    3,800  4,165
Franklin County Hosp. Rev. Rfdg. & Impt. (Riverside
United Hosp.) Series B, 7.60% 5/15/20
(Pre-Refunded to 5/15/00 @ 102) (c)    6,550  7,178
Grandview Heights School Dist. Construction & Impt. Bonds:
 5.25% 12/1/02    2,000  2,063
 5.25% 12/1/03    2,000  2,065
Ohio Bldg. Auth. State Facs. (Admin. Bldg. Fund Proj.)
Series A, 5.50% 10/1/01    2,175  2,279
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.
5.25% 6/1/06 (MBIA Insured)    2,310  2,451
  28,171
OKLAHOMA - 1.5%
Tulsa County Independent School Dist. #1 4.40% 2/1/02 10,875 11,007 PENNSYLVANIA - 2.4%
Erie County School Dist. (Cap. Appreciation) (c):
 0% 6/1/98 (Escrowed to Maturity)    905  897
 0% 12/1/98 (Escrowed to Maturity)    1,770  1,724
Pennsylvania Gen. Oblig. 2nd Series, 5% 10/15/01   3,000  3,096
Pennsylvania Higher Ed. Facs. Auth. Health Svcs. Rev. Rfdg.
(Univ. of Pennsylvania) Series A, 5.125% 1/1/01   4,000  4,117
Philadelphia Wtr. & Swr. Rev. 16th Series, 7% 8/1/21
(FSA Insured) (Pre-Refunded to 8/1/01 @ 102) (c)   1,000  1,111
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Rfdg.
Series A, 6.50% 9/1/14 (FGIC Insured)
(Pre-Refunded to 9/1/01 @ 102) (c)    2,000  2,191
Somerset County Gen. Auth. Commonwealth Lease Rev.
6.25% 10/15/11 (FGIC Insured)
(Pre-Refunded to 10/15/01 @ 100) (c)    4,000  4,289
  17,425
SOUTH CAROLINA - 2.7%
Richland County School Dist. #2 Series B,
5.60% 3/1/02 (MBIA Insured)    1,100  1,162
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
SOUTH CAROLINA - CONTINUED
South Carolina Ed. Assistance Auth. Rev.:
  Rfdg. (Guaranteed Student Loan) Sub-Lien B,
  5% 9/1/99 (b)   $ 7,045 $ 7,165
  (Insured Student Loan):
   6.60% 9/1/99 (b)    2,845  2,955
   6.30% 9/1/01 (b)    1,400  1,492
South Carolina Pub. Svc. Auth. Rev. Rfdg.:
 (Santee Cooper) Series B, 6.50% 7/1/26
 (Pre-Refunded to 7/1/01 @ 102) (c)    4,145  4,533
 Series A, 6.25% 1/1/01 (AMBAC Insured)    2,005  2,126
  19,433
SOUTH DAKOTA - 0.5%
South Dakota Student Loan Fin. Corp. Student Loan Rev.
Series A, 5.70% 8/1/99 (b)    3,575  3,655
TENNESSEE - 0.8%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Rfdg.
Series A:
  5.25% 2/15/01 (MBIA Insured) (b)    800  824
  5.25% 2/15/02 (MBIA Insured) (b)    1,000  1,037
Metropolitan Nashville Arpt. Auth. Arpt. Rev. Series A,
6.25% 7/1/00 (FGIC Insured) (b)    2,000  2,098
Tennessee Gen. Oblig. Series B, 6.10% 6/1/00    1,425  1,495
  5,454
TEXAS - 7.2%
Alamo Commty. College Dist. Rfdg. (Cap. Appreciation):
 0% 2/15/99 (AMBAC Insured)    2,530  2,443
 0% 2/15/00 (AMBAC Insured)    3,350  3,104
Alief Independent School Dist. Rfdg. (Cap. Appreciation)
0% 2/15/02 (PSF Guaranteed)    1,000  848
Brazos Higher Ed. Auth. Inc. Student Loan Rev. Rfdg.:
 Series A-1, 5.70% 12/1/99 (b)    1,210  1,239
 Series C-1, 5.15% 6/1/99 (b)    7,600  7,689
Colorado River Muni. Wtr. Dist. Wtr. Rev. (Wtr. Transmission
Facs. Proj.) Series A, 8.50% 1/1/01    2,200  2,454
Conroe Independent School Dist. School House & Rfdg.
0% 2/1/00 (MBIA Insured) (Escrowed to Maturity) (c)   1,190  1,104
Corpus Christi Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 8/15/01 (PSF Guaranteed)    1,600  1,390
Dallas County Gen. Oblig. 7% 8/15/01    1,750  1,919
Deer Park Independent School Dist. Rfdg. 0% 2/15/03
(PSF Guaranteed)    2,240  1,813
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TEXAS - CONTINUED
Harris County Toll Road Sub-Lien Unltd. Tax. Rev. Rfdg.
(Cap. Appreciation) 0% 8/1/01   $ 3,490 $ 3,028
Irving Independent School Dist. (Cap. Appreciation)
0% 2/15/04 (PSF Guaranteed)    3,985  3,078
North Texas Health Facs. Dev. Corp. Rev. Rfdg. (United Reg.
Health Care Sys. Inc. Proj.) 4.50% 9/1/02
(MBIA Insured)    2,050  2,075
San Antonio Elec. & Gas Rev. Rfdg. 5.25% 2/1/01   3,500  3,617
San Antonio Gen. Impt. Rfdg. 5.50% 8/1/02 (a)    2,875  3,008
Texas A&M Univ. Fing. Sys. Rev. Rfdg.:
 5% 5/15/00 (a)    1,000  1,013
 5.25% 5/15/01 (a)    2,300  2,362
Texas Superconducting Rfdg. (Cap. Appreciation)
Series C, 0% 4/1/02 (FGIC Insured)    2,750  2,319
Texas Pub. Fin. Auth. Rfdg. (Cap. Appreciation) Series A,
0% 10/1/01 (AMBAC Insured)    9,000  7,781
  52,284
UTAH - 4.6%
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev.:
 Rfdg. (Cap. Appreciation) Series B:
  0% 7/1/00 (BIG Insured)    3,500  3,191
  0% 7/1/01 (AMBAC Insured)    5,000  4,360
 Rfdg. Series C, 6% 7/1/01 (MBIA Insured)    2,000  2,119
 Series 1, 0% 7/1/15 (Escrowed to Maturity) (c)   7,500  6,896
 Series B, 5.50% 7/1/01 (MBIA Insured)    13,825  14,437
Provo City Energy Sys. Rev. Series A, 7.625% 11/1/12
(FGIC Insured) (Pre-Refunded to 11/1/99 @ 100) (c)   1,000  1,061
Salt Lake City Wtr. & Swr. Rev. Rfdg. 6% 2/1/01
(AMBAC Insured)    1,650  1,743
  33,807
VERMONT - 0.4%
Vermont Student Assistance Corp. Edl. Loan Fing. Prog. Rev.
Rfdg. Series A, 6.35% 6/15/99 (AMBAC Insured)   2,500  2,573
VIRGINIA - 1.4%
Fairfax County Pub. Impt. Series A, 5.50% 6/1/99    1,000  1,022
Virginia Gen. Oblig. 5% 6/1/00    6,965  7,146
Virginia Pub. School Auth. Rfdg. Series I, 5% 8/1/05   2,000  2,078
  10,246
WASHINGTON - 2.9%
Clark County Pub. Util. Dist. #1 Generating Sys. Rev.
6% 1/1/02 (FGIC Insured)    2,000  2,129
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
WASHINGTON - CONTINUED
Washington Gen. Oblig.:
 Rfdg. Series R-96B, 5.50% 7/1/03   $ 1,000 $ 1,063
 Series 96-A, 6.75% 7/1/01    3,780  4,095
Washington Pub. Pwr. Supply Sys. Rev. Rfdg.:
 (Nuclear Proj. #1) Series A:
  7.25% 7/1/99    2,760  2,873
  6.50% 7/1/02    1,000  1,088
 (Nuclear Proj #2):
  Series A, 6.50% 7/1/02    2,220  2,415
  Series B, 5.50% 7/1/03    7,000  7,336
  20,999
WISCONSIN - 0.5%
Wisconsin Gen. Oblig.:
 Series B, 4.25% 5/1/99    2,000  2,013
 Series C, 5.25% 5/1/01    1,370  1,420
  3,433
TOTAL MUNICIPAL BONDS
(Cost $709,138)     722,352
MUNICIPAL NOTES - 0.3%
OHIO - 0.3%
Franklin County Hosp. Rev. Rfdg. & Impt. Bonds (US Healthcare
Corp., Columbus, NY) Series C, 4.10%, tender 6/1/98,
LOC Morgan Guaranty Trust Co., NY
(Cost $2,000)    2,000  2,000
CASH EQUIVALENTS - 0.4%
 SHARES
Municipal Central Cash Fund (d)(e)
(Cost $2,796)    2,796,032  2,796
TOTAL INVESTMENTS - 100%
(Cost $713,934)  $ 727,148
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
LEGEND
1. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Security collateralized by an amount sufficient to pay interest and principal.
4. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.57%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
5. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 87.6% AAA, AA, A 81.7%
Baa 4.7% BBB  8.3%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 0.6%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   27.6%
Escrowed/Pre-Refunded   19.0
Education   16.6
Electric Revenue   12.8
Special Tax   6.5
Water & Sewer   5.7
Others (individually less than 5%)   11.8
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $713,934,000. Net unrealized appreciation aggregated $13,214,000, of which $13,300,000 related to appreciated investment securities and $86,000 related to depreciated investment securities.
At August 31, 1997, the fund had a capital loss carryforward of approximately $5,406,000 of which $4,494,000 and $912,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) FEBRUARY 28, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $713,934) -                                    $ 727,148
SEE ACCOMPANYING SCHEDULE

CASH                                                                                     563

INTEREST RECEIVABLE                                                                      9,250

OTHER RECEIVABLES                                                                        2

 TOTAL ASSETS                                                                            736,963

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED ON A                                        $ 31,047
DELAYED DELIVERY BASIS

DISTRIBUTIONS PAYABLE                                                          342

ACCRUED MANAGEMENT FEE                                                         304

OTHER PAYABLES AND ACCRUED EXPENSES                                            7

 TOTAL LIABILITIES                                                                       31,700

NET ASSETS                                                                              $ 705,263

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                         $ 696,031

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                                    (3,982)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                13,214

NET ASSETS, FOR 69,702 SHARES OUTSTANDING                                               $ 705,263

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                                 $10.12
SHARE ($705,263 (DIVIDED BY) 69,702 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

INTEREST INCOME                                                               $ 16,719

EXPENSES

MANAGEMENT FEE                                                       $ 1,945

NON-INTERESTED TRUSTEES' COMPENSATION                                 9

 TOTAL EXPENSES BEFORE REDUCTIONS                                     1,954

 EXPENSE REDUCTIONS                                                   (3)      1,951

NET INTEREST INCOME                                                            14,768

REALIZED AND UNREALIZED GAIN (LOSS)                                            1,820
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                        4,002
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                                5,822

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                               $ 20,590
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     SIX MONTHS ENDED    YEAR ENDED
                                                         FEBRUARY 28, 1998   AUGUST 31,
                                                         (UNAUDITED)         1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 14,768            $ 31,324
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 1,820               1,491

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     4,002               6,297

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          20,590              39,112
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME    (14,768)            (31,324)

SHARE TRANSACTIONS                                        143,305             249,129
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            12,414              26,370

 COST OF SHARES REDEEMED                                  (181,946)           (348,515)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (26,227)            (73,016)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (20,405)            (65,228)

NET ASSETS

 BEGINNING OF PERIOD                                      725,668             790,896

 END OF PERIOD                                           $ 705,263           $ 725,668

OTHER INFORMATION
SHARES

 SOLD                                                     14,190              24,897

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  1,230               2,638

 REDEEMED                                                 (18,021)            (34,878)

 NET INCREASE (DECREASE)                                  (2,601)             (7,343)




 FINANCIAL HIGHLIGHTS  SIX MONTHS ENDED   YEARS ENDED AUGUST 31,                      EIGHT MONTHS   YEAR ENDED
                       FEBRUARY 28,                                                   ENDED          DECEMBER 31,
                       1998                                                           AUGUST 31,     1992
                       (UNAUDITED)                                                    1993

                                          1997                    1996  1995  1994 D



SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 10.040  $ 9.930   $ 9.980  $ 9.840  $ 10.090  $ 9.880   $ 9.780

INCOME FROM INVESTMENT OPERATIONS                     .208      .425      .418     .429     .443      .303      .490
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED GAIN (LOSS)              .080      .110      (.050)   .140     (.240)    .210      .100

 TOTAL FROM INVESTMENT OPERATIONS                     .288      .535      .368     .569     .203      .513      .590

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                             (.208)    (.425)    (.418)   (.429)   (.443)    (.303)    (.490)

 IN EXCESS OF NET REALIZED GAIN                       -         -         -        -        (.010)    -         -

 TOTAL DISTRIBUTIONS                                  (.208)    (.425)    (.418)   (.429)   (.453)    (.303)    (.490)

NET ASSET VALUE, END OF PERIOD                       $ 10.120  $ 10.040  $ 9.930  $ 9.980  $ 9.840   $ 10.090  $ 9.880

TOTAL RETURN B, C                                     2.89%     5.49%     3.75%    5.95%    2.05%     5.25%     6.18%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (IN MILLIONS)              $ 705     $ 726     $ 791    $ 909    $ 1,083   $ 967     $ 659

RATIO OF EXPENSES TO AVERAGE NET ASSETS               .55% A    .55%      .54% E   .55%     .47% E    .55% A    .55%

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS    4.16% A   4.25%     4.17%    4.38%    4.45%     4.55% A   4.95%

PORTFOLIO TURNOVER RATE                               30% A     32%       78%      51%      44%       56% A     28%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended February 28, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $109,091,000 and $108,595,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
FMR has entered into an arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $3,000 under this arrangement.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman Lind, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO and
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL BOND FUNDS
Spartan Aggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New York Municipal Income
Spartan New Jersey Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
(REGISTERED TRADEMARK)
CORPORATE HEADQUARTERS
82 DEVONSHIRE ST., BOSTON, MA 02109
WWW.FIDELITY.COM
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

MARYLAND
MUNICIPAL INCOME
FUND
SEMIANNUAL REPORT
FEBRUARY 28, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             7   THE MANAGERS' REVIEW OF FUND
                          PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                          INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                          WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  15  STATEMENTS OF ASSETS AND LIABILITIES,
                          OPERATIONS, AND CHANGES IN NET ASSETS,
                          AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 19  NOTES TO THE FINANCIAL STATEMENTS.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE
FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first two months of 1998, investors were still trying to discern what effects ongoing troubles in Southeast Asia might have on global economies and markets. The U.S. stock market continued to do well despite these ongoing uncertainties, paced by sustained corporate profits and signs of recovery in the Asian markets. Bonds, on the other hand, struggled somewhat in February as the pace of stock investors' "flight to quality" slowed in the face of this positive news, and issuers flooded the market with new debt to take advantage of lower interest rates. Nonetheless, these lower rates, subdued inflation and moderate growth created a generally favorable climate for bond investors.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998             PAST 6   PAST 1  LIFE OF
                                            MONTHS   YEAR    FUND

SPARTAN MD MUNI INCOME                      5.04%    8.56%   34.18%

LB MARYLAND 4 PLUS YEAR                     4.91%    8.83%   N/A
 MUNI BOND

MARYLAND MUNICIPAL DEBT FUNDS AVERAGE       4.62%    8.55%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on April 22, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index - a total return performance benchmark for Maryland investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the Maryland municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six month average represents a peer group of 36 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998                  PAST 1  LIFE OF
                                                 YEAR    FUND

SPARTAN MD MUNI INCOME                           8.56%   6.24%

LB MARYLAND 4 PLUS YEAR                          8.83%   N/A
 MUNI BOND

MARYLAND MUNICIPAL DEBT FUNDS AVERAGE            8.55%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19980228 19980305 131014 S00000000000001
             Spartan MD: Muni Income     LB Municipal Bond
             00429                       LB015
  1993/04/30      10000.00                    10000.00
  1993/05/31      10085.91                    10056.20
  1993/06/30      10290.79                    10224.04
  1993/07/31      10265.32                    10237.43
  1993/08/31      10557.40                    10450.57
  1993/09/30      10704.98                    10569.61
  1993/10/31      10689.74                    10590.01
  1993/11/30      10529.07                    10496.71
  1993/12/31      10803.25                    10718.29
  1994/01/31      10954.65                    10840.70
  1994/02/28      10622.40                    10559.92
  1994/03/31      10073.68                    10129.92
  1994/04/30      10162.95                    10215.82
  1994/05/31      10243.70                    10304.40
  1994/06/30      10206.48                    10241.44
  1994/07/31      10384.83                    10429.16
  1994/08/31      10403.21                    10465.25
  1994/09/30      10214.51                    10311.62
  1994/10/31       9973.88                    10128.48
  1994/11/30       9719.70                     9945.36
  1994/12/31       9992.19                    10164.26
  1995/01/31      10309.68                    10454.75
  1995/02/28      10621.51                    10758.77
  1995/03/31      10738.62                    10882.39
  1995/04/30      10731.40                    10895.23
  1995/05/31      11084.16                    11242.90
  1995/06/30      10985.06                    11145.09
  1995/07/31      11091.31                    11250.74
  1995/08/31      11242.66                    11393.40
  1995/09/30      11347.30                    11465.52
  1995/10/31      11476.69                    11632.23
  1995/11/30      11651.39                    11825.21
  1995/12/31      11770.51                    11938.85
  1996/01/31      11877.96                    12028.99
  1996/02/29      11794.29                    11947.79
  1996/03/31      11643.74                    11795.10
  1996/04/30      11619.17                    11761.72
  1996/05/31      11607.45                    11757.02
  1996/06/30      11712.40                    11885.05
  1996/07/31      11818.90                    11993.20
  1996/08/31      11818.37                    11990.33
  1996/09/30      11948.97                    12158.19
  1996/10/31      12080.97                    12295.70
  1996/11/30      12308.68                    12520.71
  1996/12/31      12226.50                    12468.12
  1997/01/31      12250.97                    12491.69
  1997/02/28      12369.27                    12606.36
  1997/03/31      12172.69                    12438.32
  1997/04/30      12269.49                    12542.43
  1997/05/31      12430.49                    12731.07
  1997/06/30      12577.20                    12866.65
  1997/07/31      12924.29                    13223.06
  1997/08/31      12784.46                    13099.16
  1997/09/30      12958.06                    13254.65
  1997/10/31      13045.20                    13339.87
  1997/11/30      13118.15                    13418.31
  1997/12/31      13307.36                    13614.08
  1998/01/31      13446.78                    13754.58
  1998/02/27      13428.36                    13758.71
IMATRL PRASUN   SHR__CHT 19980228 19980305 131016 R00000000000061
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Maryland Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by February 28, 1998, the value of the investment would have grown to $13,428 - a 34.28% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,759 - a 37.59% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY
IS NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN
RIDE OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS

     SIX MONTHS    YEARS ENDED AUGUST 31,                    APRIL 22, 1993
     ENDED                                                   (COMMENCEMENT
     FEBRUARY 28,                                            OF OPERATIONS) TO
                                                             AUGUST 31,

     1998          1997                    1996  1995  1994  1993


DIVIDEND RETURN              2.29%  4.89%  5.02%  6.00%  5.22%   1.99%

CAPITAL APPRECIATION RETURN  2.75%  3.28%  0.10%  2.07%  -6.68%  3.50%

TOTAL RETURN                 5.04%  8.17%  5.12%  8.07%  -1.46%  5.49%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 28, 1998         PAST 1       PAST 6        PAST 1
                                        MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                     3.56(CENTS)  22.85(CENTS)  46.15(CENTS)

ANNUALIZED DIVIDEND RATE                4.43%        4.45%         4.52%

30-DAY ANNUALIZED YIELD                 4.04%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD  6.86%        -             -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.48 over the past one month, $10.36 over the past six months and $10.20 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 41.12% combined effective 1998 federal and state income tax bracket, but does not reflect the payment of the alternative minimum tax, if applicable.
FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP
Investor sentiment, shifting supply
and demand conditions, and
volatility in Asia played key roles in
the municipal bond market during
the six months that ended February
28, 1998. During this period, the
Lehman Brothers Municipal Bond
Index - a measure of the
municipal bond market - returned
5.04%. To compare, the Lehman
Brothers Aggregate Bond Index -
a measure of the investment-grade
taxable bond market in the U.S. -
returned 5.72%. Until
mid-September 1997,
encouraging economic data -
coupled with the Federal Reserve
Board's reluctance to raise interest
rates to head off inflation -
provided a positive backdrop for
the fixed-income markets.
However, new-issue supply
increased in the muni market in the
second half of 1997 while demand
varied, leading to mixed
performance. That changed late in
1997, with volatility in Asia toward
the end of the period helping to
prop up the muni bond market.
Investors felt that currency
devaluations in that region would
translate into cheaper prices for
Asian goods and help control the
inflation that can eat into bonds'
fixed payments. In January and
February 1998, though, muni
bond supply increased as many
issuers took advantage of lower
interest rates to refinance their debt
at lower rates. That, combined with
softening demand, dampened the
performance of muni bonds
toward the end of the period.
NOTE TO SHAREHOLDERS: On January 31, 1998, George Fischer (right) became Portfolio Manager of Spartan Maryland Municipal Income Fund. The following is an interview with David Murphy (left), who managed the fund for most of the period covered by this report, with remarks from George Fischer on his investment strategy and outlook for the municipal market.
Q. HOW DID THE FUND PERFORM, DAVID?
D.M. For the six-month period that ended February 28, 1998, the fund had a total return of 5.04%. To get a sense of how the fund did relative to its competitors, the Maryland municipal debt funds average returned 4.62% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 4.91% for the same 6-month period. For the 12-month period that ended February 28, 1998, the fund returned 8.56%. That compared to the 8.55% return of the Maryland municipal debt funds average and the 8.83% return of the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index over the same one-year period.
Q. WHAT WAS YOUR STRATEGY OVER THE PAST SIX MONTHS?
D.M. In terms of the way the fund's investments were allocated among bonds with various maturities, I focused on bonds with maturities between five and 15 years. I did that because the yield curve - which is a graphical representation of the yield of bonds by ascending maturity dates - was relatively flat beyond 15 years. Up to about a 15-year maturity, an investor was paid an appropriate amount of added income for each additional year of maturity. It is this additional income that compensates the investor for the added risk taken on by investing in the longer-maturity part of the intermediate market. But for bonds with maturities of 15 years or longer, the extra income for each successive year was, in my opinion, less attractive given the level of risk inherent in longer-term bonds.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE PERIOD? D.M. Non-callable bonds - which can't be redeemed by their issuers before maturity - performed well throughout the period. When rates fall, as they did during the past year, municipal bond issuers often refinance their older, more expensive debt at lower interest rates, much in the same way that homeowners do with their mortgages. When a bond is refinanced, or called, a bond holder often is forced to reinvest the proceeds in bonds offering current lower interest rates. In part because interest rates were on the decline, investors sought out non-callable bonds, creating increased demand for them and, as a result, helping them outpace callable bonds.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
D.M. Housing bonds - which are securities made up of pools of mortgages comprising 7.4% of the fund's investments at the end of the period - generally lagged the overall municipal market over the past six months. The reason for their lackluster performance hinged on the fact that mortgage holders became more likely to prepay their mortgages as interest rates fell, leaving bond holders faced with the possibility that they may have to reinvest the proceeds at lower interest rates. As the level of real and anticipated prepayment activity picked up, housing bond prices generally performed poorly.
Q. TURNING TO YOU GEORGE, WHAT'S AHEAD FOR THE FUND AND THE MUNICIPAL
MARKET?
A. As far as the fund goes, investors can expect that I will manage the fund much in the same fashion as David. We share a similar investment style that focuses on finding bonds at prices believed to be below their fair value when one of their characteristics - be it maturity, issuer, credit quality or another factor - temporarily falls out of favor. Any changes I've made since taking over are a result of opportunities that presented themselves. As for the municipal market, I'm reasonably optimistic. At the end of the period, municipals were attractively priced compared to Treasury bonds, suggesting that they offer good value and may have room to outpace Treasuries in the months to come. I also think the outlook for Maryland municipals is good, given the state's strong economy and fiscal health.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.




(solid bullet)
(solid bullet)
FUND FACTS
GOAL:
START DATE:
SIZE:
MANAGER:
(checkmark)
INVESTMENT CHANGES


TOP FIVE SECTORS AS OF FEBRUARY 28, 1998
                    % OF FUND'S   % OF FUND'S INVESTMENTS
                    INVESTMENTS   IN THESE SECTORS
                                  6 MONTHS AGO

GENERAL OBLIGATION  38.0          44.7

HEALTH CARE         11.7          11.1

SPECIAL TAX         10.9          12.9

HOUSING             7.4           12.5

EDUCATION           7.4           3.9

AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1998
             6 MONTHS AGO

YEARS  11.1  11.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1998
            6 MONTHS AGO

YEARS  6.5  6.6

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF FEBRUARY 28, 1998 AS OF AUGUST 31, 1997
AAA 48.0%
AA, A 43.2%
BAA 2.4%
SHORT-TERM
INVESTMENTS 6.4%
AAA 51.1%
AA, A 41.7%
BAA 2.4%
SHORT-TERM
INVESTMENTS 4.8%
ROW: 1, COL: 1, VALUE: 48.0
ROW: 1, COL: 2, VALUE: 43.2
ROW: 1, COL: 3, VALUE: 2.4
ROW: 1, COL: 4, VALUE: 6.4
ROW: 1, COL: 1, VALUE: 51.1
ROW: 1, COL: 2, VALUE: 41.7
ROW: 1, COL: 3, VALUE: 2.4
ROW: 1, COL: 4, VALUE: 4.8
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS FEBRUARY 28, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 93.6%
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
MARYLAND - 93.6%
Anne Arundel County Consolidated
Wtr. & Swr. 7% 8/1/04  Aa2 $ 550,000 $ 635,690
Baltimore Consolidated Pub. Impt. Rfdg.
Series A, Cap. Appreciation
0% 10/15/06 (FGIC Insured)  Aaa  2,000,000  1,343,840
Baltimore County Gen. Oblig. Rev. Rfdg.
(Pension Funding) 4.35% 8/1/01 (f)  Aaa  485,000  491,887
Baltimore County Metropolitan Dist.:
 63rd Issue, 6.125% 7/1/07
 (Pre-Refunded to 7/1/02 @ 102) (e)  Aaa  850,000  926,118
 65th Series, 6% 6/1/05  Aaa  1,000,000  1,114,690
Baltimore Gen. Oblig. Rev. Rfdg. (Wtr. Proj.)
Series A, 5% 7/1/24 (FGIC Insured)  Aaa  1,000,000  997,220
Baltimore Port. Facs. Rev. (Consolidated Coal
Sales Co. - DuPont (E.I.) De Nemours & Co.)
6.50% 12/1/10  Aa3  2,000,000  2,202,360
Baltimore Pub. Impt. Series A,
7% 10/15/09 (MBIA Insured)  Aaa  500,000  609,920
Calvert County Gen. Oblig. Unltd. Tax
5.20% 1/1/04  Aa  1,200,000  1,262,388
Frederick County Pub. Facs. Rev. Rfdg. Unltd. Tax
5.75% 7/1/16  Aa2  1,000,000  1,038,910
Hartford County Consolidated Pub. Impt.
Unltd. Tax 4.90% 12/1/11  Aa2  1,000,000  1,007,650
Howard County Metropolitan Dist. Rfdg.
Series B, 6% 8/15/03  Aaa  1,000,000  1,095,230
Maryland Commty. Dev. Admin. Dept. of Hsg.
& Commty. Dev. Rev. (Single Family Hsg.):
  7th Series, 7.25% 4/1/19 (d)  Aa  500,000  545,690
  Series B, 5.05% 9/1/19  Aa2  1,000,000  1,021,230
Maryland Gen. Oblig. (Maryland State & Local
Facs. Loan) Unltd. Tax:
  1st Series:
   4.50% 3/1/01 (f)  Aaa  615,000  624,453
   5.50% 2/1/06  Aaa  1,000,000  1,064,900
  2nd Series, 5% 8/1/11  Aaa  1,000,000  1,030,660
Maryland Health & Higher Edl. Facs. Auth. Rev.:
 Rfdg.:
  (Good Samaritan Hosp.) 5.70%
  7/1/09 (AMBAC Insured)  A1  1,000,000  1,105,490
  (Helix Health Issue) 5%
   7/1/17 (AMBAC Insured)  Aaa  1,000,000  976,860
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
MARYLAND - CONTINUED
Maryland Health & Higher Edl. Facs. Auth. Rev.: - continued
 Rfdg.:
  (Howard County Gen. Hosp.) 5.50%
   7/1/13  Baa1 $ 1,000,000 $ 1,018,580
  (John Hopkins Univ.) Series 1988,
  7.50% 7/1/20  Aa2  1,000,000  1,032,210
  (John Hopkins Univ.) 6% 7/1/10 (f)  Aa2  500,000  558,130
 (Charity Oblig. Group D) 4.60% 11/1/03  Aa2  1,000,000  1,013,620
 (Good Samaritan Hosp.):
  5.75% 7/1/13 (AMBAC Insured)  Aaa  145,000  159,467
  5.75% 7/1/13 (AMBAC Insured)
   (Escrowed to Maturity) (e)  A1  240,000  260,837
Maryland Ind. Dev. Fing. Auth. Rev. Rfdg.
(Holy Cross Health Sys. Corp.)
5.70% 12/1/10  Aa3  1,000,000  1,098,760
Maryland Trans. Auth. Rev. (Trans. Facs. Proj.):
 Rfdg.:
  5.80% 7/1/06  A1  500,000  549,520
  Cap. Appreciation 0% 7/1/04
   (FGIC Insured) (b)  Aaa  3,000,000  2,285,610
 6.80% 7/1/16 (Escrowed to Maturity) (e)  Aaa  1,015,000  1,204,825
Montgomery County Consolidated Pub. Impt.
Unltd. Tax Series A:
   6.30% 4/1/04  Aaa  500,000  559,975
   5.625% 10/1/06  Aaa  1,000,000  1,100,530
Montgomery County Rev. Hsg. Opportunity
Commty. (Single Family Mtg.) Series A,
6.60% 7/1/14  Aa2  1,000,000  1,072,460
Northeast Waste Disp. Auth. Solid Waste Rev.:
 Rfdg. (Southwest Resource Recovery Fac.)
 7.20% 1/1/05 (MBIA Insured)  Aaa  1,235,000  1,434,057
 (Montgomery County Resource Recovery Proj.)
 Series A:
   5.90% 7/1/05 (d)  A  600,000  646,086
   6% 7/1/07 (d)  A  500,000  547,955
Prince George's County Consolidated Pub.
Impt. 5.50% 3/15/16 (MBIA Insured)  Aaa  1,000,000  1,045,620
Prince George's County Hsg. Auth. Rev. (Single
Family Mtg.) Series A, 6.50% 12/1/15 (d)  Aaa  465,000  499,824
Univ. of Maryland Sys. Auxiliary Facs. &
 Tuition Rev.:
  Rfdg. Series C, 5% 10/1/10  Aa3  1,000,000  1,023,410
  Series A, 5.60% 4/1/16  Aa3  500,000  521,025
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
MARYLAND - CONTINUED
Washington D.C. Metropolitan Area Trans. Auth.
Gross Rev. Rfdg. 6% 7/1/10 (FGIC Insured)  Aaa $ 1,570,000 $ 1,772,937
Washington Suburban San. Dist. Rfdg.
Second Series, 8% 1/1/02  Aa1  1,000,000  1,135,920
TOTAL MUNICIPAL BONDS
(Cost $37,961,017)    39,636,544
MUNICIPAL NOTES (C) - 6.4%
MARYLAND - 6.4%
Maryland Hsg. & Community Dev.
Administration Participating VRDN 3.75%
(Liquidity Facility Caisse
des Depots et Consignations) (g)  VMIG1  2,000,000  2,000,000
Maryland Health & Higher Edl. Facs. Rev. Rfdg.
(Helix Health Hosp.) Series A,
3.55%, LOC NationsBank, NA, VRDN  A-1+  700,000  700,000
TOTAL MUNICIPAL NOTES
(Cost $2,700,000)    2,700,000
TOTAL INVESTMENTS - 100%
(Cost $40,661,017) $  42,336,544
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
5 Muni Bond Futures  Mar. 1998 $ 615,937 $ (2,218)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.5%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
6. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
7. A portion of the security was pledged to cover margin requirements for future contracts. At the period end, the value of securities pledged amounted to $57,140.
8. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
9. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
10.  Security collateralized by an amount sufficient to pay interest and principal.
11. Security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date (see Note 2 of Notes to Financial Statements).
12.  Provides evidence of ownership in one or more underlying municipal bonds.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 90.0% AAA, AA, A 82.2%
Baa 2.4% BBB  2.4%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  38.0%
Health Care  11.7
Special Tax  10.9
Housing  7.4
Education  7.4
Resource Recovery  6.2
Escrowed/Pre-Refunded  6.1
Industrial Development  5.2
Others (individually less than 5%)   7.1
TOTAL  100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $40,661,017. Net unrealized appreciation aggregated $1,675,527, of which $1,679,207 related to appreciated investment securities and $3,680 related to depreciated investment securities.
At August 31, 1997, the fund had a capital loss carryforward of approximately $1,396,000 of which $35,000 and $1,361,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS FEBRUARY 28, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $40,661,017) -                  $ 42,336,544
SEE ACCOMPANYING SCHEDULE

CASH                                                                      147,793

INTEREST RECEIVABLE                                                       458,433

 TOTAL ASSETS                                                             42,942,770

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED ON A                      $ 1,651,167
DELAYED DELIVERY BASIS

PAYABLE FOR FUND SHARES REDEEMED                             82,685

DISTRIBUTIONS PAYABLE                                        31,566

ACCRUED MANAGEMENT FEE                                       17,222

OTHER PAYABLES AND ACCRUED EXPENSES                          230

 TOTAL LIABILITIES                                                        1,782,870

NET ASSETS                                                               $ 41,159,900

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 40,545,885

ACCUMULATED UNDISTRIBUTED NET REALIZED                                    (1,059,294)
GAIN (LOSS) ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 1,673,309

NET ASSETS, FOR 3,939,515 SHARES OUTSTANDING                             $ 41,159,900

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                  $10.45
SHARE ($41,159,900 (DIVIDED BY) 3,939,515 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

INTEREST INCOME                                                                 $ 971,373

EXPENSES

MANAGEMENT FEE                                                       $ 107,693

NON-INTERESTED TRUSTEES' COMPENSATION                                 83

 TOTAL EXPENSES BEFORE REDUCTIONS                                     107,776

 EXPENSE REDUCTIONS                                                   (8,830)    98,946

NET INTEREST INCOME                                                              872,427

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                                182,981

 FUTURES CONTRACTS                                                    151,650    334,631

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                                723,819

 FUTURES CONTRACTS                                                    87         723,906

NET GAIN (LOSS)                                                                  1,058,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                 $ 1,930,964
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED   YEAR ENDED
                                                        FEBRUARY 28, 1998  AUGUST 31,
                                                        (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ 872,427          $ 2,057,228
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                334,631            387,545

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    723,906            1,012,810

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         1,930,964          3,457,583
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                            (872,427)          (2,057,228)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                  -                  (13,585)

 TOTAL DISTRIBUTIONS                                     (872,427)          (2,070,813)

SHARE TRANSACTIONS                                       3,656,183          5,101,188
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           684,071            1,626,626

 COST OF SHARES REDEEMED                                 (4,469,985)        (13,244,371)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         (129,731)          (6,516,557)
FROM SHARE TRANSACTIONS

 REDEMPTION FEES                                         164                1,270

  TOTAL INCREASE (DECREASE) IN NET ASSETS                928,970            (5,128,517)

NET ASSETS

 BEGINNING OF PERIOD                                     40,230,930         45,359,447

 END OF PERIOD                                          $ 41,159,900       $ 40,230,930

OTHER INFORMATION
SHARES

 SOLD                                                    350,091            509,301

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 65,918             162,086

 REDEEMED                                                (432,907)          (1,322,135)

 NET INCREASE (DECREASE)                                 (16,898)           (650,748)




 FINANCIAL HIGHLIGHTS   SIX MONTHS ENDED   YEARS ENDED AUGUST 31,                       APRIL 22, 1993
                        FEBRUARY 28, 1998                                               (COMMENCEMENT
                        (UNAUDITED)                                                     OF OPERATIONS) TO
                                                                                        AUGUST 31,

                                           1997                    1996  1995   1994 D  1993





SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.170    $ 9.850   $ 9.840   $ 9.640   $ 10.350  $ 10.000

INCOME FROM INVESTMENT OPERATIONS                            .229        .466      .488      .541      .543      .194
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED GAIN (LOSS)                     .280        .323      .009      .198      (.697)    .348

 TOTAL FROM INTEREST OPERATIONS                              .509        .789      .497      .739      (.154)    .542

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                    (.229)      (.466)    (.488)    (.541)    (.543)    (.194)

 FROM NET REALIZED GAIN                                      -           (.003)    -         -         -         -

 IN EXCESS OF NET REALIZED GAIN                              -           -         -         -         (.020)    -

 TOTAL DISTRIBUTIONS                                         (.229)      (.469)    (.488)    (.541)    (.563)    (.194)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                     .000        .000      .001      .002      .007      .002

NET ASSET VALUE, END OF PERIOD                               $ 10.450    $ 10.170  $ 9.850   $ 9.840   $ 9.640   $ 10.350

TOTAL RETURN B, C                                            5.04%       8.17%     5.12%     8.07%     (1.46)%   5.49%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                      $ 41,160    $ 40,231  $ 45,359  $ 43,489  $ 41,464  $ 28,941

RATIO OF EXPENSES TO AVERAGE NET ASSETS                      .55% A      .55%      .40% E    .15% E    .03% E    .00% E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                                   .50% A, F   .54% F    .39% F    .15%      .03%      .00%

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS           4.45% A     4.65%     4.91%     5.71%     5.45%     5.46%  A

PORTFOLIO TURNOVER RATE                                       35% A       41%       74%       72%       64%       29% A

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
 REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT
FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D EFFECTIVE SEPTEMBER
1, 1994, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE,
AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT,
NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES. E FMR AGREED TO REIMBURSE A PORTION OF THE
FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE
RATIO WOULD HAVE BEEN HIGHER. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED FEBRUARY 28, 1998 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Maryland Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and capital loss carryforwards. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $9,213,916 and $6,522,048, respectively.
The market value of futures contracts opened and closed during the period amounted to $5,679,635 and $6,230,185, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annualized rate of .55% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
FMR has entered into an arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $8,830 under this arrangement.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George A. Fischer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
and
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL BOND FUNDS
New York Municipal Income
SpartanAggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
 Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

GINNIE MAE
FUND
SEMIANNUAL REPORT
FEBRUARY 28, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             7   THE MANAGER'S REVIEW OF FUND
                          PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                          INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                          WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  13  STATEMENTS OF ASSETS AND LIABILITIES,
                          OPERATIONS, AND CHANGES IN NET ASSETS,
                          AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 17  NOTES TO THE FINANCIAL STATEMENTS.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first two months of 1998, investors were still trying to discern what effects ongoing troubles in Southeast Asia might have on global economies and markets. The U.S. stock market continued to do well despite these ongoing uncertainties, paced by sustained corporate profits and signs of recovery in the Asian markets. Bonds, on the other hand, struggled somewhat in February as the pace of stock investors' "flight to quality" slowed in the face of this positive news, and issuers flooded the market with new debt to take advantage of lower interest rates. Nonetheless, these lower rates, subdued inflation and moderate growth created a generally favorable climate for bond investors.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), and the effect of the $5 account closeout fee on an average-sized account. You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998   PAST 6   PAST 1  PAST 5  LIFE OF
                                  MONTHS   YEAR    YEARS   FUND

SPARTAN GINNIE MAE                4.62%    9.28%   38.31%  71.64%

LB GNMA                           4.86%    9.60%   40.52%  N/A

SB GNMA                           4.79%    9.48%   40.59%  N/A

GNMA FUNDS AVERAGE                4.72%    9.17%   35.08%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 27, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of both the Lehman Brothers GNMA Index and the Salomon Brothers GNMA Index, both of which are market capitalization weighted indexes of fixed-rate securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of mortgage loans with original terms of 15 and 30 years. To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 52 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998   PAST 1  PAST 5  LIFE OF
                                  YEAR    YEARS   FUND

SPARTAN GINNIE MAE                9.28%   6.70%   7.82%

LB GNMA                           9.60%   7.04%   N/A

SB GNMA                           9.48%   7.05%   N/A

GNMA FUNDS AVERAGE                9.17%   6.19%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19980228 19980303 140155 S00000000000001
             Spartan Ginnie Mae          LB GNMA
             00461                       LB020
  1990/12/31      10000.00                    10000.00
  1991/01/31      10104.29                    10149.46
  1991/02/28      10164.54                    10233.72
  1991/03/31      10239.66                    10307.56
  1991/04/30      10302.26                    10404.24
  1991/05/31      10368.05                    10489.17
  1991/06/30      10380.51                    10509.12
  1991/07/31      10535.21                    10688.74
  1991/08/31      10732.56                    10887.42
  1991/09/30      10902.32                    11079.23
  1991/10/31      11063.72                    11262.17
  1991/11/30      11128.99                    11340.22
  1991/12/31      11378.62                    11604.54
  1992/01/31      11291.21                    11460.85
  1992/02/29      11443.21                    11580.81
  1992/03/31      11373.35                    11514.96
  1992/04/30      11467.54                    11620.73
  1992/05/31      11671.03                    11825.40
  1992/06/30      11808.37                    11969.98
  1992/07/31      11791.74                    12074.86
  1992/08/31      11898.52                    12236.29
  1992/09/30      11982.17                    12345.17
  1992/10/31      11900.60                    12252.70
  1992/11/30      11955.78                    12308.58
  1992/12/31      12118.71                    12464.47
  1993/01/31      12269.40                    12621.24
  1993/02/28      12385.98                    12749.41
  1993/03/31      12468.37                    12819.26
  1993/04/30      12522.22                    12866.04
  1993/05/31      12592.37                    12954.30
  1993/06/30      12720.19                    13059.63
  1993/07/31      12787.91                    13114.62
  1993/08/31      12803.63                    13147.22
  1993/09/30      12802.46                    13158.52
  1993/10/31      12850.63                    13181.14
  1993/11/30      12777.48                    13162.29
  1993/12/31      12881.92                    13284.48
  1994/01/31      13025.29                    13388.92
  1994/02/28      12915.69                    13322.39
  1994/03/31      12612.69                    12962.72
  1994/04/30      12498.55                    12874.03
  1994/05/31      12515.63                    12910.84
  1994/06/30      12488.13                    12891.99
  1994/07/31      12740.52                    13143.45
  1994/08/31      12772.21                    13183.80
  1994/09/30      12606.72                    12998.20
  1994/10/31      12600.46                    12977.58
  1994/11/30      12555.14                    12940.99
  1994/12/31      12687.28                    13084.68
  1995/01/31      12956.44                    13355.66
  1995/02/28      13294.80                    13707.56
  1995/03/31      13343.77                    13774.75
  1995/04/30      13529.95                    13978.76
  1995/05/31      13956.47                    14405.61
  1995/06/30      14035.85                    14503.63
  1995/07/31      14075.42                    14534.23
  1995/08/31      14212.67                    14683.68
  1995/09/30      14349.40                    14827.37
  1995/10/31      14471.77                    14948.89
  1995/11/30      14622.51                    15121.63
  1995/12/31      14801.04                    15315.87
  1996/01/31      14909.36                    15422.53
  1996/02/29      14785.22                    15307.23
  1996/03/31      14747.77                    15268.20
  1996/04/30      14706.99                    15228.29
  1996/05/31      14649.50                    15177.06
  1996/06/30      14818.39                    15376.41
  1996/07/31      14870.63                    15434.29
  1996/08/31      14876.07                    15440.94
  1996/09/30      15110.47                    15699.49
  1996/10/31      15394.25                    16017.03
  1996/11/30      15619.54                    16250.08
  1996/12/31      15537.40                    16163.16
  1997/01/31      15639.71                    16287.34
  1997/02/28      15676.01                    16346.10
  1997/03/31      15516.41                    16184.89
  1997/04/30      15767.56                    16450.32
  1997/05/31      15923.99                    16619.07
  1997/06/30      16110.62                    16815.97
  1997/07/31      16395.44                    17121.09
  1997/08/31      16374.64                    17084.51
  1997/09/30      16565.59                    17311.57
  1997/10/31      16740.71                    17492.07
  1997/11/30      16783.63                    17545.73
  1997/12/31      16927.63                    17704.06
  1998/01/31      17088.75                    17875.02
  1998/02/27      17127.16                    17914.94
IMATRL PRASUN   SHR__CHT 19980228 19980303 140159 R00000000000089
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Ginnie Mae Fund on December 31, 1990, shortly after the fund started. As the chart shows, by February 28, 1998, the value of the investment would have grown to $17,127 - a 71.27% increase on the initial investment which includes the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,915 - a 79.15% increase. Beginning with this report, the fund will compare its performance to that of the Lehman Brothers GNMA Index rather than the Salomon Brothers GNMA Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison purposes, both indexes are shown on page 4. UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
     SIX MONTHS    YEARS ENDED AUGUST 31,
     ENDED
     FEBRUARY 28,

     1998          1997                    1996  1995  1994  1993

DIVIDEND RETURN              3.43%  7.21%   6.58%   7.85%   5.24%   6.51%

CAPITAL APPRECIATION RETURN  1.19%   2.85%  -1.92%   3.42%  -5.50%  1.08%

TOTAL RETURN                 4.62%  10.06%  4.66%   11.27%  -0.26%  7.59%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund, if any, are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average-sized account.
DIVIDENDS AND YIELD
PERIODS ENDED FEBRUARY 28, 1998   PAST 1       PAST 6        PAST 1
                                  MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE               5.59(CENTS)  34.01(CENTS)  68.64(CENTS)

ANNUALIZED DIVIDEND RATE          7.15%        6.76%         6.82%

30-DAY ANNUALIZED YIELD           6.77%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.19 over the past one month, $10.15 over the past six months and $10.06 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reduced certain fund expenses during the periods shown, the 30-day yield would have been 6.51%.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A lack of inflationary pressure
resulted in a favorable investing
climate for bonds during the six
months that ended February 28,
1998. The Lehman Brothers
Aggregate Bond Index - a broad
gauge of the U.S. taxable
investment-grade bond market -
returned 5.72% during this period.
In March 1997, the Federal Reserve
Board raised a key short-term
interest rate in an effort to head off
inflation. From April through
mid-September, the market bounced
back from its initial negative reaction, as economic data was encouraging and the Fed indicated it was reluctant to raise rates further. Global volatility and historically low interest rates were the main stories in the last quarter of 1997. Financial problems in Asia came to a head in October, resulting in a "flight to quality." Wary stock investors sought investments offering lower volatility, helping the
U.S. bond market - especially U.S.
Treasuries - surge. The Lehman
Brothers Corporate Bond Index
returned 5.93% for the six months.
Corporate bonds benefited from
continued economic growth and
demand for yield, although they
faltered somewhat in January 1998.
Investors feared a slowdown in
demand in Asia would eat into
corporate earnings. In spite of
record new issuance in February
1998, corporates rebounded due in
part to increased demand on the
part of yield-hungry investors.
Despite increased prepayment activity
due to lower rates, mortgage-backed
bonds also fared relatively well, with
the Lehman Brothers
Mortgage-Backed Securities Index
returning 4.92%.
An interview with Curt Hollingsworth, Portfolio Manager of Spartan
Ginnie Mae Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the six-month period that ended February 28, 1998, the fund provided a total return of 4.62%. To get a sense of how the fund did compared to its competitors, the GNMA funds average returned 4.72% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - returned 4.86% for the six months. For the 12-month period that ended February 28, 1998, the fund had a total return of 9.28%. That performance compared to the GNMA funds average's 9.17% return and the Lehman Brothers GNMA Index's 9.60% return.
Q. CAN YOU DESCRIBE YOUR INVESTMENT APPROACH?
A. Sure. A key element of my strategy is to keep the fund's duration neutral. Duration measures how sensitive the fund and the index are to changing interest rates: The longer the fund's duration, the more sensitive its share price is to changing rates, and vice versa. Since I think it is difficult for anyone to accurately predict the future level of interest rates consistently over a meaningful period of time, I position the fund to have no more sensitivity to interest-rate changes than the Ginnie Mae market, as measured by the Lehman Brothers GNMA Index.
Q. WHICH GINNIE MAES WERE ATTRACTIVE DURING THE PERIOD?
A. I continued to emphasize Ginnie Mae securities that had only a slight risk of being prepaid before their maturities, and attempted to avoid those that were highly likely to be prepaid. Prepayment of a mortgage security can be a problem for Ginnie Mae bond holders because it means that they may be forced to reinvest the money back into the mortgage market at a time when bond yields are lower. In order to avoid this potentially unpleasant occurrence, I tended to shy away from securities with coupons - which is the interest rate on the mortgage that homeowners promise to pay - of 8.5% to 9.0%, because I felt that they were highly likely to be prepaid. In contrast, I emphasized securities with coupons of 8.0% and lower and those with coupons of 10.0% and higher, both of which stood a smaller chance of being prepaid. While it may defy conventional logic, mortgages with coupons of 10.0% and higher aren't really likely to be prepaid, even though the borrower might be able to save a significant amount of money by refinancing. For a variety of reasons, homeowners with these loans have chosen not to refinance, despite being presented with several attractive opportunities to do so. I also avoided securities containing mortgages issued in 1995 through 1997, since I believed they were likely to be prepaid much faster than newly issued or much older loans.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. None of the fund's holdings proved to be disappointing during the past six months. However, it wasn't always easy to find attractive opportunities. Many times, the difference in yields and prices among various Ginnie Mae securities can be quite varied, based on whether individual securities are in or out of investors' favor as a function of their coupons, maturities or other factors. But over the past six months, Ginnie Mae securities were priced very efficiently, and there were few opportunities to find attractively priced bonds.
Q. THE FUND USES A STRATEGY KNOWN AS A "DOLLAR ROLL." CAN YOU EXPLAIN WHAT THAT STRATEGY ENTAILS?
A. Sure. A dollar roll essentially describes a strategy whereby I sell a security that the fund owns, with settlement of that sale to occur in the current month. At the same time, I buy a similar security at a lower price, with settlement of that purchase to occur in the following month. By executing these two simultaneous trades, I attempt to add to the fund's total return.
Q. WHAT'S YOUR OUTLOOK?
A. I'm not in the interest-rate forecasting business, but I would be surprised if interest rates fell as much over the next year as they did in the previous year. Historically speaking, it would be highly unusual to experience back-to-back declines of the magnitude we witnessed in 1997. Instead of trying to predict the direction of interest rates, I'll try to identify those securities that I believe will offer the best total-return potential whether rates rise, fall or remain stable.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

CURT HOLLINGSWORTH ON
SELECTING MORTGAGE-BACKED
SECURITIES:
"Mortgage securities are pools of
individual home loans. Certificates
backed by these loans are sold to
investors, who collect interest and
principal as homeowners make monthly
mortgage payments. Recently, falling
interest rates ignited a wave of home
mortgage refinancings, subjecting some
mortgage-backed securities to higher
`prepayment risk' - the risk that
mortgage holders will prepay their
mortgages, leaving those who hold the
prepaid securities to reinvest at lower
interest rates.
"The likelihood that a mortgage
security will be prepaid is one of the
most important factors I consider
when choosing mortgage securities
for the fund, since prepayment
activity can dramatically affect
mortgage securities' prices. I focus on
finding those that I think are less
susceptible to a pick-up or slowdown
in the pace of refinancings, such as
`seasoned' mortgage securities.
Seasoned securities have been
through several refinancing periods
and the mortgage holders haven't
shown a propensity to prepay.
Additionally, I also try to own bonds
with very low and very high coupons,
which is the rate of interest borrowers
promise to pay. Mortgages with either
very high coupons issued years ago, or
very low coupons, are often less likely
to experience dramatic changes in
prepayment activity."
FUND FACTS
GOAL: to provide high current
income by investing mainly in
mortgage securities issued by
the Government National
Mortgage Association (Ginnie
Mae)
FUND NUMBER: 461
TRADING SYMBOL: SGNMX
START DATE: December 27, 1990
SIZE: as of February 28, 1998,
more than $622 million
MANAGER: Curt Hollingsworth,
since 1997; manager, various
Fidelity and Spartan
government and mortgage
funds; joined Fidelity in 1983
(checkmark)
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF FEBRUARY 28, 1998
          % OF FUND'S   % OF FUND'S INVESTMENTS
          INVESTMENTS   6 MONTHS AGO

 6 -       8.1           11.1
 6.99%

 7 -       44.3          34.9
 7.99%

 8 -       33.8          29.6
 8.99%

 9 -       5.9           7.3
 9.99%

10 -       3.7           2.4
10.99%

11% AND    1.5           1.8
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1998
             6 MONTHS AGO

YEARS   5.6   5.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1998
             6 MONTHS AGO

YEARS   2.8   3.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF FEBRUARY 28, 1998 AS OF AUGUST 31, 1997
ROW: 1, COL: 1, VALUE: 3.0
ROW: 1, COL: 2, VALUE: NIL
ROW: 1, COL: 3, VALUE: 45.0
ROW: 1, COL: 4, VALUE: 52.0
ROW: 1, COL: 1, VALUE: 13.0
ROW: 1, COL: 2, VALUE: NIL
ROW: 1, COL: 3, VALUE: 40.0
ROW: 1, COL: 4, VALUE: 47.0
MORTGAGE-BACKED
SECURITIES * 97.3%
SHORT-TERM
INVESTMENTS 2.7%
GNMA SECURITIES 94.8%
MORTGAGE-BACKED
SECURITIES ** 87.1%
SHORT-TERM
INVESTMENTS 12.9%
GNMA SECURITIES 79.1%
*
**
INVESTMENTS FEBRUARY 28, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 97.3%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FANNIE MAE - 0.3%
7%, 2/1/28  $ 121,200 $ 122,525
12 1/4%, 6/1/15  7,298  8,329
12 1/2%, 11/1/13 to 5/1/21  928,853  1,078,094
13 1/4%, 9/1/11  358,662  426,927
  1,635,875
FREDDIE MAC - 2.2%
8 1/2%, 10/1/18 to 2/1/19  18,512  19,571
9%, 7/1/08 to 7/1/21  3,349,245  3,549,876
9 3/4%, 12/1/08 to 4/1/13  253,659  272,514
10%, 1/1/09 to 11/1/20  4,023,410  4,369,648
10 1/4%, 8/1/10 to 11/1/16   718,290  785,617
10 1/2%, 1/1/16 to 12/1/20  2,552,613  2,852,452
11 1/4%, 9/1/13  35,636  40,446
12%, 5/1/10 to 2/1/17  421,657  486,667
12 1/2%, 11/1/12 to 5/1/15  756,869  886,924
13%, 11/1/12 to 11/1/14  207,759  246,611
13 1/2%, 1/1/13 to 12/1/14  71,907  86,243
  13,596,569
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 94.8%
6 1/2%, 11/15/23 to 2/15/28  51,233,677  50,796,718
7%, 12/15/07 to 3/15/28  134,054,923  135,701,881
7 1/2%, 2/15/07 to 1/15/28  137,898,175  141,686,397
8%, 1/15/02 to 2/15/28  173,321,078  179,892,402
8 1/2%, 7/15/06 to 10/15/22  29,186,399  31,323,312
9%, 12/15/04 to 11/15/24  2,887,179  3,111,395
9 1/2%, 3/15/01 to 3/15/28  27,475,901  29,862,790
10%, 9/15/15 to 2/15/25  10,168,019  11,342,736
10 1/2%, 9/15/00 to 10/15/18   3,145,953  3,523,368
11%, 1/15/10 to 2/15/25  2,853,518  3,257,145
11 1/2%, 10/15/10 to 12/15/15  1,948,721  2,242,164
12%, 12/15/12 to 1/15/15  320,947  375,138
12 1/2%, 9/15/14  48,790  58,137
13%, 9/15/13 to 1/15/15  315,629  377,608
  593,551,191
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $596,245,898)   608,783,635
CASH EQUIVALENTS - 2.7%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.62%, dated
2/27/98 due 3/2/98  $ 16,986,952 $ 16,979,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $613,224,898)  $ 625,762,635
INCOME TAX INFORMATION
At February 28, 1998 the aggregate cost of investment securities for income tax purposes was $618,651,960. Net unrealized appreciation aggregated $7,110,675, of which $8,271,612 related to appreciated investment securities and $1,160,937 related to depreciated investment securities.
At August 31, 1997, the fund had a capital loss carryforward of approximately $14,424,000 of which $13,690,000 and $734,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                  $ 625,762,635
AGREEMENTS OF $16,979,000) (COST $613,224,898)
- SEE ACCOMPANYING SCHEDULE

CASH                                                                       2,923,118

RECEIVABLE FOR INVESTMENTS SOLD                                            1,371,440

INTEREST RECEIVABLE                                                        3,747,477

 TOTAL ASSETS                                                              633,804,670

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 10,634,245

DISTRIBUTIONS PAYABLE                                        586,493

ACCRUED MANAGEMENT FEE                                       179,927

OTHER PAYABLES AND ACCRUED EXPENSES                          5,363

 TOTAL LIABILITIES                                                         11,406,028

NET ASSETS                                                                $ 622,398,642

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 628,185,388

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                           (1,747,320)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                         (16,577,163)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  12,537,737

NET ASSETS, FOR 61,148,893 SHARES OUTSTANDING                             $ 622,398,642

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                   $10.18
SHARE ($622,398,642 (DIVIDED BY) 61,148,893 SHARES)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

INVESTMENT INCOME                                                      $ 20,862,421
INTEREST

EXPENSES

MANAGEMENT FEE                                            $ 1,851,850

NON-INTERESTED TRUSTEES' COMPENSATION                      1,241

 TOTAL EXPENSES BEFORE REDUCTIONS                          1,853,091

 EXPENSE REDUCTIONS                                        (772,455)    1,080,636

NET INVESTMENT INCOME                                                   19,781,785

REALIZED AND UNREALIZED GAIN (LOSS)                                     4,482,608
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     1,543,691

 DELAYED DELIVERY COMMITMENTS                              9,516        1,553,207

NET GAIN (LOSS)                                                         6,035,815

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 25,817,600
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                           SIX MONTHS ENDED    YEAR ENDED
                                                           FEBRUARY 28, 1998   AUGUST 31,
                                                           (UNAUDITED)         1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 19,781,785        $ 31,896,612
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                   4,482,608           2,400,527

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       1,553,207           9,964,708

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            25,817,600          44,261,847
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME    (19,284,079)        (31,450,669)

SHARE TRANSACTIONS                                          200,545,528         189,902,217
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                              15,505,473          24,444,132

 COST OF SHARES REDEEMED                                    (133,741,147)       (128,152,011)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            82,309,854          86,194,338
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   88,843,375          99,005,516

NET ASSETS

 BEGINNING OF PERIOD                                        533,555,267         434,549,751

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS          $ 622,398,642       $ 533,555,267
OF NET INVESTMENT INCOME OF $1,747,320 AND
$2,245,026, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                       19,743,695          19,021,848

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                    1,525,206           2,447,823

 REDEEMED                                                   (13,175,259)        (12,858,397)

 NET INCREASE (DECREASE)                                    8,093,642           8,611,274


FINANCIAL HIGHLIGHTS
     SIX MONTHS ENDED   YEARS ENDED AUGUST 31,
     FEBRUARY 28, 1998

     (UNAUDITED)        1997                    1996  1995  1994  1993


SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 10.060    $ 9.780    $ 9.970    $ 9.640    $ 10.270   $ 10.400
BEGINNING OF PERIOD

INCOME FROM INVESTMENT         .348 D      .687 D     .639       .690       .332       .800
OPERATIONS
NET INVESTMENT INCOME

 NET REALIZED AND              .112        .271       (.181)     .347       (.359)     (.050)
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT         .460        .958       .458       1.037      (.027)     .750
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT           (.340)      (.678)     (.648)     (.707)     (.533)     (.640)
 INCOME

 FROM NET REALIZED GAIN        -           -          -          -          -          (.240)

 IN EXCESS OF NET              -           -          -          -          (.070)     -
 REALIZED GAIN

 TOTAL DISTRIBUTIONS           (.340)      (.678)     (.648)     (.707)     (.603)     (.880)

NET ASSET VALUE,              $ 10.180    $ 10.060   $ 9.780    $ 9.970    $ 9.640    $ 10.270
END OF PERIOD

TOTAL RETURN B, C              4.62%       10.07%     4.67%      11.28%     (.25)%     7.61%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 622,399   $ 533,555  $ 434,550  $ 419,637  $ 401,018  $ 683,904
(000 OMITTED)

RATIO OF EXPENSES TO           .38% A, E   .51% E     .63% E     .65%       .65%       .41% E
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .38% A      .51%       .62% F     .65%       .65%       .41%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT        6.94% A     6.91%      6.77%      7.30%      7.36%      7.63%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        187% A      104%       115%       229%       285%       241%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended February 28, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Ginnie Mae Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $613,540,960 and $545,526,398, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annualized rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $3,919 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets. This agreement will continue until December 31, 1998. For the period, the reimbursement reduced the expenses by $769,662.
5. EXPENSE REDUCTIONS -
CONTINUED
In addition, FMR has entered into an arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $2,793 under this arrangement.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Curt Hollingsworth, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Securities
Intermediate Bond
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity
 Government
Spartan Short-Intermediate
Government
Spartan Short-Term Bond
Target Timeline 1999, 2001 & 2003
SM
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

FIDELITY

(REGISTERED TRADEMARK)

EXPORT AND MULTINATIONAL
FUND
SEMIANNUAL REPORT
FEBRUARY 28, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             6   THE MANAGER'S REVIEW OF FUND
                          PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    9   A SUMMARY OF THE MAJOR SHIFTS IN THE FUND'S
                          INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                          WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  16  STATEMENTS OF ASSETS AND LIABILITIES,
                          OPERATIONS, AND CHANGES IN NET ASSETS,
                          AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 20  NOTES TO THE FINANCIAL STATEMENTS.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first two months of 1998, investors were still trying to discern what effects ongoing troubles in Southeast Asia might have on global economies and markets. The U.S. stock market continued to do well despite these ongoing uncertainties, paced by sustained corporate profits and signs of recovery in the Asian markets. Bonds, on the other hand, struggled somewhat in February as the pace of stock investors' "flight to quality" slowed in the face of this positive news, and issuers flooded the market with new debt to take advantage of lower interest rates. Nonetheless, these lower rates, subdued inflation and moderate growth created a generally favorable climate for bond investors.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998     PAST 6  PAST 1  LIFE OF
                                    MONTHS  YEAR    FUND

FIDELITY EXPORT AND MULTINATIONAL   11.45%  34.33%  150.30%

FIDELITY EXPORT AND MULTINATIONAL   8.11%   30.30%  142.79%
(INCL. 3.00% SALES CHARGE)

S&P 500 (REGISTERED TRADEMARK)      17.62%  35.01%  148.83%

GROWTH FUNDS AVERAGE                12.67%  30.39%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on October 4, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 931 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998         PAST 1  LIFE OF
                                        YEAR    FUND

FIDELITY EXPORT AND MULTINATIONAL       34.33%  30.93%

FIDELITY EXPORT AND MULTINATIONAL       30.30%  29.76%
(INCL. 3.00% SALES CHARGE)

S&P 500                                 35.01%  30.70%

GROWTH FUNDS AVERAGE                    30.39%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19980228 19980303 135011 S00000000000001
             Export & Multinational Fd   S&P 500
             00332                       SP001
  1994/10/04       9700.00                    10000.00
  1994/10/31      10252.90                    10405.06
  1994/11/30       9932.80                    10026.11
  1994/12/31       9942.83                    10174.80
  1995/01/31       9729.22                    10438.63
  1995/02/28      10185.58                    10845.42
  1995/03/31      10418.61                    11165.47
  1995/04/30      10942.94                    11494.29
  1995/05/31      11389.59                    11953.72
  1995/06/30      12583.90                    12231.41
  1995/07/31      13516.04                    12637.00
  1995/08/31      13807.33                    12668.72
  1995/09/30      14302.53                    13203.34
  1995/10/31      13083.96                    13156.20
  1995/11/30      13371.84                    13733.76
  1995/12/31      13146.10                    13998.27
  1996/01/31      12753.38                    14474.77
  1996/02/29      13104.76                    14608.95
  1996/03/31      12846.39                    14749.64
  1996/04/30      14717.02                    14967.05
  1996/05/31      15843.54                    15353.05
  1996/06/30      14799.70                    15411.54
  1996/07/31      13993.57                    14730.66
  1996/08/31      15347.46                    15041.33
  1996/09/30      16887.37                    15887.86
  1996/10/31      16933.63                    16326.04
  1996/11/30      18180.93                    17560.13
  1996/12/31      18226.32                    17212.26
  1997/01/31      19205.65                    18287.68
  1997/02/28      18073.98                    18431.06
  1997/03/31      16898.79                    17673.73
  1997/04/30      17170.83                    18728.85
  1997/05/31      19183.88                    19869.06
  1997/06/30      20533.18                    20759.20
  1997/07/31      21991.28                    22411.01
  1997/08/31      21784.53                    21155.54
  1997/09/30      23808.47                    22314.23
  1997/10/31      22880.80                    21568.93
  1997/11/30      22674.22                    22567.36
  1997/12/31      22544.27                    22954.84
  1998/01/31      23007.87                    23208.72
  1998/02/27      24279.46                    24882.54
IMATRL PRASUN   SHR__CHT 19980228 19980303 135013 R00000000000044
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Export and Multinational Fund on October 4, 1994 when the fund started and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $24,279 - a 142.79% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,883 - a 148.83% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Economic woes in Southeast Asia
and the strong economy played
leading roles in the direction of the
U.S. stock market for the
six-month period that ended
February 28, 1998. The Standard
& Poor's 500 Index returned
17.62% during this time. After a
prolonged stretch of strong
performance by stocks of larger
companies, smaller-company
stocks gained momentum in
September due mainly to solid
earnings growth. In addition, many
large-cap stocks had become
expensive relative to smaller-cap
stocks and investors took
advantage of cheap opportunities
within the small-cap universe.
Thousands of miles away, though,
an imposing obstacle loomed in
the form of an economic crisis in
Southeast Asia. What began as a
trickle in June - with several small
Asian countries devaluing their
currencies - transformed into a
downpour in October as larger
markets such as Hong Kong
became affected. This brought
concern and volatility to markets
across the globe. In the U.S., for
instance, the Dow Jones Industrial
Average tumbled 550-plus points
in one session, only to bounce
back significantly the next. But
there was something to be said for
the strong U.S. economy. As the
period came to a close, the
continued atmosphere of low
inflation and low interest rate
levels had spurred a rebirth
among both small- and large-cap
stocks.
An interview with Jason Weiner, Portfolio Manager of Fidelity Export and Multinational Fund
Q. HOW DID THE FUND PERFORM, JASON?
A. It was a tough time to be an exporter. For the six months that ended February 28, 1998, the fund posted a return of 11.45%. This trailed the growth funds average, which returned 12.67% over the same period according to Lipper Analytical Services. The Standard & Poor's 500 Index managed a six-month return of 17.62%. For the 12 months that ended February 28, 1998, the fund returned 34.33%. The Lipper peer group and the S&P 500 returned 30.39% and 35.01%, respectively, over the same time.
Q. RELATIVE TO THE INDEX AND PEER GROUP, WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. In a word, Asia. Five influential economies in Southeast Asia devalued their currencies in the summer of 1997 as their respective economic structures collapsed. Since Asia accounts for a considerable portion of world product demand - and the problems in that region translate into less demand going forward - many exporting companies in the U.S. suffered. The fourth quarter of 1997 was particularly harmful to the fund, as investors followed a path to safety by investing in more domestically oriented groups such as utility and finance stocks. Since the fund does not typically seek growth from these areas, its minimal exposure to them over much of the period detracted from performance. Another disappointment came by way of the fund's average market capitalization - a measure of the size of the stocks in which the fund invests. As has been the case for some time, stocks of larger companies continued to lead the market. Not having enough of a large-cap bias in the portfolio also hurt performance.
Q. WITHIN THE PORTFOLIO, WHAT TYPES OF STOCKS WERE HIT THE HARDEST BY THIS VOLATILITY?
A. The fund's technology, aerospace and energy service stocks suffered. Asia is an important technology hub, and any signs of economic difficulty in that region generally result in a tumble for tech stocks. Aerospace-related stocks - such as BE Aerospace, which the fund no longer owned at the end of the period - also declined due to considerable Asian business exposure. Lastly, decreasing oil demand from Asia and falling oil prices spelled trouble for many of the fund's energy service stocks. Oil field service companies such as EVI, Smith International and Cooper Cameron all felt the brunt of this volatility.
Q. DID YOU PURSUE ANY STRATEGIES TO TRY TO OFFSET THESE PROBLEMS?
A. One of my primary focal points was to search for more opportunities among larger-sized stocks. More so than their smaller counterparts, larger stocks seemed to be rewarded by the market for meeting earnings expectations. The fund will always have a good representation of small-cap stocks, but the larger names tended to offer more safety and liquidity during the period. I also bumped up the fund's exposure to pharmaceutical, finance and utility stocks. Pharmaceutical firms - many of which have minimal exposure to Asia - flourished due to strong earnings growth and good product demand. Some of the fund's investments in this group included American Home Products, Schering-Plough and Bristol-Myers Squibb. Finance stocks, meanwhile, generally benefited from the favorable economic conditions of low inflation and low interest rates. Specifically, I was attracted to municipal bond insurers MBIA and AMBAC. Utility stocks surged toward the end of the period as investors sought domestic names in light of the global crisis. The fund participated in this rally with its significant investments in both MCI and WorldCom.
Q. THE FUND'S TOP HOLDINGS CHANGED DRAMATICALLY FROM SIX MONTHS AGO. WHAT WAS BEHIND THIS TURNOVER?
A. Much of the turnover can be attributed to my reaction to market developments during the period. Since the fund concentrates on export-related stocks - and Asia had such a detrimental effect on some of the fund's core investments - I felt it was necessary to switch gears. Doing so seemed to help performance, but going forward I will try to minimize turnover.
Q. WHAT'S YOUR OUTLOOK?
A. With continued implications from Asia a lingering concern, I see a pretty rocky road for exporters in the next few months. Much attention will be focused on developments in both Japan and China, since any negative news from these markets will hurt. In terms of the portfolio itself, I may look more to opportunities in Europe. Consumer confidence appeared to be on the upswing in Europe as the period ended, and business prospects in many markets were improving.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JASON WEINER EXPLORES
THE PHARMACEUTICAL AND
TECHNOLOGY INDUSTRIES:
"While pharmaceutical and
technology stocks are frequent
targets for growth investors, the
groups are quite different. In the
past few years, pharmaceutical
stocks have put on an amazing show.
Strong earnings growth, proactive
management philosophies and
impressive product pipelines have
served as the backbone to this
success. The industry itself has also
been a model of consistency over
the years. Most of the same drug
companies that were around 50
years ago continue to thrive today.
"Technology stocks, on the other
hand, have been more hit-or-miss
over the years. When conditions are
favorable, tech stocks can really
boost a fund's performance. But
when a situation like the one we
saw in Asia hits, technology stocks
- with their high degree of
exposure to that region - can
sputter.
"One noteworthy difference between
the two groups revolves around
their respective products.
Technology stocks are more flighty
because many products become
obsolete after a year. And it takes
a lot of money and time to develop
and institute upgrades. Conversely,
drug stocks enjoy some semblance
of stability. In many cases, drug
products have long periods of
patent protection and they treat
chronic illnesses."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in the equity securities
of U.S. companies that are
expected to benefit from
exporting or selling their
goods or services outside the
U.S.
FUND NUMBER: 332
TRADING SYMBOL: FEXPX
START DATE: October 4, 1994
SIZE: as of February 28, 1998,
more than $473 million
MANAGER: Jason Weiner,
since January 1997; manager,
Fidelity Select Computers
Portfolio, 1996-1997;
Fidelity Select Air
Transportation Portfolio,
1994-1996; joined Fidelity in
1991
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                              % OF FUND'S   % OF FUND'S INVESTMENTS
                              INVESTMENTS   IN THESE STOCKS
                                            6 MONTHS AGO

AMERICAN HOME PRODUCTS CORP.  4.3           0.8

INSIGHT ENTERPRISES, INC.     3.9           1.7

WORLDCOM, INC.                3.2           1.0

MCI COMMUNICATIONS CORP.      3.2           0.0

COCA-COLA CO. (THE)           2.3           0.0

MICROSOFT CORP.               2.3           0.9

META GROUP, INC.              2.1           1.7

BLOCK (H&R), INC.             2.0           0.5

HERTZ CORP. CLASS A           1.9           1.6

HAGLER BAILLY, INC.           1.8           0.7

TOP FIVE MARKET SECTORS AS OF FEBRUARY 28, 1998
                 % OF FUND'S   % OF FUND'S INVESTMENTS
                 INVESTMENTS   IN THESE MARKET SECTORS
                               6 MONTHS AGO

TECHNOLOGY       28.4          36.2

SERVICES         12.1          9.1

UTILITIES        11.8          2.6

HEALTH           10.2          9.3

MEDIA & LEISURE  8.8           4.0

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF FEBRUARY 28, 1998 * AS OF AUGUST 31, 1997 **
ROW: 1, COL: 1, VALUE: 6.4
ROW: 1, COL: 2, VALUE: 93.59999999999999
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 0.0
ROW: 1, COL: 5, VALUE: 0.0
ROW: 1, COL: 6, VALUE: 0.0
STOCKS 93.6%
SHORT-TERM
INVESTMENTS 6.4%
FOREIGN
INVESTMENTS 6.0%
STOCKS 97.9%
SHORT-TERM
INVESTMENTS 2.1%
FOREIGN
INVESTMENTS 12.4%
ROW: 1, COL: 1, VALUE: 3.0
ROW: 1, COL: 2, VALUE: 97.0
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 0.0
ROW: 1, COL: 5, VALUE: 0.0
*
**
INVESTMENTS FEBRUARY 28, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 93.6%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.0%
AEROSPACE & DEFENSE - 0.6%
Alliant Techsystems, Inc. (a)  47,000 $ 2,952,188
DEFENSE ELECTRONICS - 0.4%
Remec, Inc. (a)  75,000  2,057,813
TOTAL AEROSPACE & DEFENSE   5,010,001
BASIC INDUSTRIES - 1.4%
PAPER & FOREST PRODUCTS - 1.4%
Mail-Well, Inc. (a)  164,150  6,545,481
CONSTRUCTION & REAL ESTATE - 0.2%
BUILDING MATERIALS - 0.1%
Chart Industries, Inc.   25,000  618,750
CONSTRUCTION - 0.1%
Kaufman & Broad Home Corp.   9,800  253,575
  872,325
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Breed Technologies, Inc.   22,400  487,200
ENERGY - 2.2%
ENERGY SERVICES - 0.8%
Smith International, Inc. (a)  71,000  3,780,750
OIL & GAS - 1.4%
Cooper Cameron Corp. (a)  51,400  2,756,325
EVI, Inc. (a)  76,100  3,733,656
  6,489,981
TOTAL ENERGY   10,270,731
FINANCE - 4.0%
BANKS - 0.6%
Mellon Bank Corp.   45,000  2,804,063
FEDERAL SPONSORED CREDIT - 0.7%
Fannie Mae  55,000  3,509,688
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - 2.7%
AMBAC, Inc.   150,600 $ 8,019,450
MBIA, Inc.   70,000  5,123,125
  13,142,575
TOTAL FINANCE   19,456,326
HEALTH - 10.2%
DRUGS & PHARMACEUTICALS - 9.4%
American Home Products Corp.   221,000  20,718,750
Bristol-Myers Squibb Co.   25,000  2,504,688
Cytyc Corp. (a)  100,000  2,300,000
Merck & Co., Inc.   50,700  6,467,419
Natural Alternatives International, Inc. (a)  38,300  689,400
Rexall Sundown, Inc. (a)  136,300  5,043,100
Schering-Plough Corp.   93,800  7,134,663
  44,858,020
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Milestone Scientific, Inc.   67,500  1,535,625
Sybron International Corp. (a)  80,000  2,185,000
  3,720,625
TOTAL HEALTH   48,578,645
INDUSTRIAL MACHINERY & EQUIPMENT - 2.1%
ELECTRICAL EQUIPMENT - 1.8%
American Power Conversion Corp. (a)  125,000  3,625,000
General Electric Co.   65,000  5,053,750
  8,678,750
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Tyco International Ltd. (New)  25,000  1,268,750
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   9,947,500
MEDIA & LEISURE - 8.8%
BROADCASTING - 2.9%
CBS Corp.   233,700  7,230,094
Time Warner, Inc.   100,000  6,750,000
  13,980,094
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 2.9%
Carnival Cruise Lines, Inc. Class A  75,000 $ 4,415,625
Disney (Walt) Co.   25,000  2,798,438
King World Productions, Inc.   257,400  6,869,363
  14,083,426
LODGING & GAMING - 1.3%
Sun International Hotels Ltd. Ord. (a)  141,000  6,133,500
PUBLISHING - 1.7%
Cognizant Corp.   159,800  7,980,013
TOTAL MEDIA & LEISURE   42,177,033
NONDURABLES - 7.3%
BEVERAGES - 3.6%
Aquapenn Spring Water, Inc.   11,700  150,638
Celestial Seasonings, Inc. (a)  165,400  6,161,150
Coca-Cola Co. (The)  163,100  11,202,931
  17,514,719
FOODS - 2.1%
Corn Products International, Inc. (a)  29,100  967,575
Heinz (H.J.) Co.   60,000  3,378,750
McCormick & Co., Inc. (non-vtg.)  80,000  2,295,000
Sara Lee Corp.   60,000  3,390,000
  10,031,325
HOUSEHOLD PRODUCTS - 1.6%
Gillette Co.   69,800  7,529,675
TOTAL NONDURABLES   35,075,719
RETAIL & WHOLESALE - 2.9%
APPLIANCE STORES - 0.9%
Grupo Elektra SA  2,800,000  4,292,019
GENERAL MERCHANDISE STORES - 1.2%
Wal-Mart Stores, Inc.   125,000  5,789,063
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Viking Office Products, Inc. (a)  165,000  3,630,000
TOTAL RETAIL & WHOLESALE   13,711,082
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 12.1%
ADVERTISING - 1.1%
Omnicom Group, Inc.   115,000 $ 5,261,250
LEASING & RENTAL - 3.1%
Budget Group, Inc. Class A (a)  184,900  5,766,569
Hertz Corp. Class A  229,000  9,074,125
  14,840,694
SERVICES - 7.9%
AccuStaff, Inc. (a)   281,200  7,943,900
Block (H&R), Inc.   205,700  9,680,756
Caribiner International, Inc. (a)  166,800  5,608,650
CGI Group, Inc. Class A (sub. vtg.) (a)  17,400  452,186
Hagler Bailly, Inc.   364,000  8,963,500
Service Corp. International  135,000  5,113,125
  37,762,117
TOTAL SERVICES   57,864,061
TECHNOLOGY - 28.4%
COMMUNICATIONS EQUIPMENT - 4.5%
Davox Corp. (a)  75,000  2,400,000
Dialogic Corp. (a)  82,500  3,578,438
Intermedia Communications, Inc. (a)  52,100  3,979,138
Level One Communications, Inc. (a)  60,000  2,696,250
Newbridge Networks Corp. (a)  125,000  2,937,500
Nice Systems sponsored ADR (a)  137,400  6,054,188
  21,645,514
COMPUTER SERVICES & SOFTWARE - 13.4%
Affiliated Computer Services, Inc. Class A (a) 100,000 3,218,750 America Online, Inc. (a) 25,000 3,028,125
CSG Systems International, Inc. (a)  50,000  1,937,500
Ceridian Corp. (a)  75,000  3,492,188
Computer Learning Centers, Inc. (a)  89,400  3,291,038
DST Systems, Inc. (a)  75,000  3,965,625
Data Transmission Network Corp. (a)  76,700  2,161,981
First Data Corp.   200,000  6,800,000
Manugistics Group, Inc. (a)  85,000  3,389,375
Meta Group, Inc. (a)  334,700  10,041,000
Microsoft Corp. (a)  130,400  11,051,400
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Sabre Group Holdings, Inc. Class A (a)  25,000 $ 825,000
Saville Systems Ireland PLC sponsored ADR (a) 85,000 3,984,375 Security Dynamics Technologies, Inc. (a) 100,000 3,562,500
Siebel Systems, Inc. (a)  35,000  2,152,500
Technology Solutions, Inc.   35,000  1,137,500
  64,038,857
COMPUTERS & OFFICE EQUIPMENT - 5.4%
Ingram Micro, Inc. Class A (a)  100,000  3,862,500
Insight Enterprises, Inc. (a)  466,700  18,551,325
Tech Data Corp. (a)  70,000  3,255,000
  25,668,825
ELECTRONIC INSTRUMENTS - 0.4%
Thermo Electron Corp. (a)  50,000  2,050,000
ELECTRONICS - 4.7%
Alpine Group, Inc. (a)  269,600  5,375,150
Galileo Technology Ltd.   7,800  312,000
Lattice Semiconductor Corp. (a)  100,000  5,356,250
Micron Technology, Inc. (a)  93,900  3,116,306
Sanmina Corp. (a)  105,000  8,367,188
  22,526,894
TOTAL TECHNOLOGY   135,930,090
TRANSPORTATION - 1.1%
TRUCKING & FREIGHT - 1.1%
Airborne Freight Corp.   100,000  3,618,750
Fritz Companies, Inc. (a)  125,000  1,734,375
  5,353,125
UTILITIES - 11.8%
CELLULAR - 0.6%
Nextel Communications, Inc. Class A (a)  100,000  2,956,250
GAS - 1.0%
Williams Companies, Inc.   150,000  4,903,125
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 10.2%
AT&T Corp.   85,600 $ 5,210,900
IXC Communications, Inc.   130,000  7,531,875
MCI Communications Corp.   321,800  15,386,063
Winstar Communications, Inc. (a)  125,000  5,257,813
WorldCom, Inc. (a)  404,100  15,431,560
  48,818,211
TOTAL UTILITIES   56,677,586
TOTAL COMMON STOCKS
(Cost $380,528,661)   447,956,905
CASH EQUIVALENTS - 6.4%
Taxable Central Cash Fund (b)
 (Cost $30,423,950)  30,423,950  30,423,950
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $410,952,611)  $ 478,380,855
LEGEND
1. Non-income producing
2. At period end, the seven-day yield of the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $410,952,611. Net unrealized appreciation aggregated $67,428,244, of which $67,665,825 related to appreciated investment securities and $237,581 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $410,952,611) -                  $ 478,380,855
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                            11,793,450

RECEIVABLE FOR FUND SHARES SOLD                                            539,976

DIVIDENDS RECEIVABLE                                                       212,308

INTEREST RECEIVABLE                                                        111,934

REDEMPTION FEES RECEIVABLE                                                 15,030

OTHER RECEIVABLES                                                          18,293

 TOTAL ASSETS                                                              491,071,846

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 13,560,839

PAYABLE FOR FUND SHARES REDEEMED                             3,655,310

ACCRUED MANAGEMENT FEE                                       231,596

OTHER PAYABLES AND ACCRUED EXPENSES                          112,350

 TOTAL LIABILITIES                                                         17,560,095

NET ASSETS                                                                $ 473,511,751

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 411,079,883

ACCUMULATED NET INVESTMENT (LOSS)                                          (617,353)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                      (4,378,162)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  67,427,383
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 25,825,912 SHARES OUTSTANDING                             $ 473,511,751

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                             $18.33
($473,511,751 (DIVIDED BY) 25,825,912 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $18.33)                     $18.90


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

INVESTMENT INCOME                                                          $ 723,379
DIVIDENDS

INTEREST                                                                    800,196

 TOTAL INCOME                                                               1,523,575

EXPENSES

MANAGEMENT FEE                                                $ 1,431,225

TRANSFER AGENT FEES                                            613,810

ACCOUNTING FEES AND EXPENSES                                   144,637

NON-INTERESTED TRUSTEES' COMPENSATION                          914

CUSTODIAN FEES AND EXPENSES                                    10,791

REGISTRATION FEES                                              24,020

AUDIT                                                          25,329

LEGAL                                                          22,990

MISCELLANEOUS                                                  2,192

 TOTAL EXPENSES BEFORE REDUCTIONS                              2,275,908

 EXPENSE REDUCTIONS                                            (134,980)    2,140,928

NET INVESTMENT INCOME (LOSS)                                                (617,353)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED LOSS OF $147,827    33,260,599
 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                 (3,647)      33,256,952

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                         13,880,518

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                  (13)         13,880,505

NET GAIN (LOSS)                                                             47,137,457

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ 46,520,104
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS ENDED   YEAR ENDED
                                                            FEBRUARY 28, 1998  AUGUST 31,
                                                            (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                  $ (617,353)        $ (526,237)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                    33,256,952         102,059,228

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)        13,880,505         24,664,537

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             46,520,104         126,197,528
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS        (91,163,265)       (20,329,494)

SHARE TRANSACTIONS                                           99,819,171         727,939,550
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                               89,917,943         20,039,185

 COST OF SHARES REDEEMED                                     (124,359,378)      (668,382,473)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             65,377,736         79,596,262
FROM SHARE TRANSACTIONS

 REDEMPTION FEES                                             141,184            113,002

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    20,875,759         185,577,298

NET ASSETS

 BEGINNING OF PERIOD                                         452,635,992        267,058,694

 END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS   $ 473,511,751      $ 452,635,992
OF $617,353 AND $0, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                        5,158,772          43,339,446

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                     4,924,895          1,216,684

 REDEEMED                                                    (6,863,701)        (39,935,185)

 NET INCREASE (DECREASE)                                     3,219,966          4,620,945


FINANCIAL HIGHLIGHTS
     SIX MONTHS ENDED   YEARS ENDED AUGUST 31,
     FEBRUARY 28, 1998

     (UNAUDITED)        1997                    1996  1995 E


SELECTED PER-SHARE DATA D

NET ASSET VALUE,                           $ 20.02     $ 14.85    $ 14.22    $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)               (.02)       (.02)      (.05)      (.03)

 NET REALIZED AND UNREALIZED                2.11        6.05       1.52       4.26
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS           2.09        6.03       1.47       4.23

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                     (3.79)      (.86)      (.84)      (.01)

REDEMPTION FEES ADDED TO PAID IN CAPITAL    .01         -          -          -

NET ASSET VALUE, END OF PERIOD             $ 18.33     $ 20.02    $ 14.85    $ 14.22

TOTAL RETURN B, C                           11.45%      41.94%     11.15%     42.34%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)    $ 473,512   $ 452,636  $ 267,059  $ 503,427

RATIO OF EXPENSES TO AVERAGE NET ASSETS     .96% A      .98%       1.03%      1.22% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS     .90% A, F   .91% F     1.00% F    1.22% A
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME (LOSS) TO    (.26)% A    (.13)%     (.39)%     (.27)% A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE                     354% A      429%       313%       245% A

AVERAGE COMMISSION RATE G                  $ .0416     $ .0404    $ .0326


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD OCTOBER 4, 1994 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended February 28, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Export and Multinational Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment advisor, is responsible for determining that the value of the underlying securities remains in accordance with the maket value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $802,358,487 and $844,562,781, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .60% of average net assets.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $185,377 on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .26% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $146,889 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $124,351 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4,513 and $6,116, respectively, under these arrangements.
6. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Meta Group  $ 1,525,806 $ 2,006,891 $ - $ -
TOTALS  $ 1,525,806 $ 2,006,891 $ - $ -


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Abigail Johnson, Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

ARIZONA
MUNICIPAL INCOME
FUND


SEMIANNUAL REPORT
FEBRUARY 28, 1998
CONTENTS


PRESIDENT'S MESSAGE   3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK             7    THE MANAGER'S REVIEW OF FUND
                           PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    10   A SUMMARY OF THE MAJOR SHIFTS IN THE FUND'S
                           INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                           WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  15   STATEMENTS OF ASSETS AND LIABILITIES,
                           OPERATIONS, AND CHANGES IN NET ASSETS,
                           AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 19   NOTES TO THE FINANCIAL STATEMENTS.



To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first two months of 1998, investors were still trying to discern what effects ongoing troubles in Southeast Asia might have on global economies and markets. The U.S. stock market continued to do well despite these ongoing uncertainties, paced by sustained corporate profits and signs of recovery in the Asian markets. Bonds, on the other hand, struggled somewhat in February as the pace of stock investors' "flight to quality" slowed in the face of this positive news, and issuers flooded the market with new debt to take advantage of lower interest rates. Nonetheless, these lower rates, subdued inflation and moderate growth created a generally favorable climate for bond investors.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998       PAST 6  PAST 1  LIFE OF
                                      MONTHS  YEAR    FUND

SPARTAN ARIZONA MUNI INCOME           4.38%   7.83%   32.12%

LB ARIZONA ENHANCED MUNI BOND         4.66%   8.30%   N/A

ARIZONA MUNICIPAL DEBT FUNDS AVERAGE  4.74%   8.59%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Arizona Enhanced Municipal Bond Index - a total return performance benchmark for Arizona investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the Arizona municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 39 mutual funds. These benchmarks will include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1998            PAST 1  LIFE OF
                                           YEAR    FUND

SPARTAN ARIZONA MUNI INCOME                7.83%   8.57%

LB ARIZONA ENHANCED MUNI BOND              8.30%   N/A

ARIZONA MUNICIPAL DEBT FUNDS AVERAGE       8.59%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND

Spartan Arizona Muni Income LB Municipal Bond
$13,584
$13,445
$
'98
IMAHDR PRASUN   SHR__CHT 19980228 19980311 144423 S00000000000001
             Spartan AZ: Muni Income     LB Municipal Bond
             00434                       LB015
  1994/10/31      10000.00                    10000.00
  1994/11/30       9820.11                     9819.20
  1994/12/31      10064.35                    10035.32
  1995/01/31      10414.23                    10322.13
  1995/02/28      10773.06                    10622.30
  1995/03/31      10866.46                    10744.35
  1995/04/30      10885.64                    10757.03
  1995/05/31      11219.72                    11100.28
  1995/06/30      11111.21                    11003.71
  1995/07/31      11215.14                    11108.03
  1995/08/31      11372.18                    11248.88
  1995/09/30      11463.33                    11320.08
  1995/10/31      11631.80                    11484.67
  1995/11/30      11820.94                    11675.21
  1995/12/31      11925.02                    11787.40
  1996/01/31      12041.15                    11876.40
  1996/02/29      11942.15                    11796.23
  1996/03/31      11779.23                    11645.48
  1996/04/30      11735.76                    11612.52
  1996/05/31      11716.16                    11607.88
  1996/06/30      11827.94                    11734.29
  1996/07/31      11918.94                    11841.07
  1996/08/31      11908.53                    11838.23
  1996/09/30      12056.07                    12003.96
  1996/10/31      12194.14                    12139.73
  1996/11/30      12400.73                    12361.88
  1996/12/31      12343.01                    12309.96
  1997/01/31      12367.61                    12333.23
  1997/02/28      12469.45                    12446.45
  1997/03/31      12294.99                    12280.54
  1997/04/30      12389.13                    12383.32
  1997/05/31      12544.70                    12569.57
  1997/06/30      12675.15                    12703.44
  1997/07/31      13009.98                    13055.32
  1997/08/31      12880.60                    12932.99
  1997/09/30      13024.85                    13086.51
  1997/10/31      13097.69                    13170.65
  1997/11/30      13156.84                    13248.10
  1997/12/31      13326.81                    13441.39
  1998/01/31      13437.65                    13580.10
  1998/02/27      13445.37                    13584.18
IMATRL PRASUN   SHR__CHT 19980228 19980311 144425 R00000000000043
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Arizona Municipal Income Fund on October 31, 1994, shortly after the fund started. As the chart shows, by February 28, 1998, the value of the investment would have grown to $13,445 - a 34.45% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,584 - a 35.84% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST RATES.
IN TURN, THE SHARE PRICE, RETURN
AND YIELD OF A FUND THAT INVESTS
IN BONDS WILL VARY. THAT MEANS
IF YOU SELL YOUR SHARES DURING
A MARKET DOWNTURN, YOU MIGHT
LOSE MONEY. BUT IF YOU CAN
RIDE OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
     SIX MONTHS    YEARS ENDED AUGUST 31,        OCTOBER 11, 1994
     ENDED                                       (COMMENCEMENT
     FEBRUARY 28,                                OF OPERATIONS) TO
                                                 AUGUST 31,

     1998          1997                    1996  1995

DIVIDEND RETURN              2.23%  4.80%  4.92%   5.34%

CAPITAL APPRECIATION RETURN  2.15%  3.36%  -0.20%   6.40%

TOTAL RETURN                 4.38%  8.16%  4.72%   11.74%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested. DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 28, 1998         PAST 1       PAST 6        PAST 1
                                        MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                     3.63(CENTS)  23.68(CENTS)  48.27(CENTS)

ANNUALIZED DIVIDEND RATE                4.32%        4.39%         4.49%

30-DAY ANNUALIZED YIELD                 3.85%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD  6.34%        -             -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.95 over the past one month, $10.87 over the past six months and $10.75 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.31% combined effective 1998 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Investor sentiment, shifting supply
and demand conditions, and
volatility in Asia played key roles in
the municipal bond market during
the six months that ended
February 28, 1998. During this
period, the Lehman Brothers
Municipal Bond Index - a
measure of the municipal bond
market - returned 5.04%. To
compare, the Lehman Brothers
Aggregate Bond Index - a
measure of the investment-grade
taxable bond market in the U.S. -
returned 5.72%. Until
mid-September 1997, encouraging
economic data - coupled with the
Federal Reserve Board's reluctance
to raise interest rates to head off
inflation - provided a positive
backdrop for the fixed-income
markets. However, new-issue
supply increased in the muni
market in the second half of 1997
while demand varied, leading to
mixed performance. That changed
late in 1997, with volatility in Asia
toward the end of the period
helping to prop up the muni bond
market. Investors felt that currency
devaluations in that region would
translate into cheaper prices for
Asian goods and help control the
inflation that can eat into bonds'
fixed payments. In January and
February 1998, though, muni bond
supply increased as many issuers
took advantage of lower interest
rates to refinance their debt at
lower rates. That, combined with
softening demand, dampened the
performance of muni bonds toward
the end of the period.
An interview with Jonathan Short, Portfolio Manager of Spartan Arizona Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the six-month period that ended February 28, 1998, the fund had a total return of 4.38%. To get a sense of how the fund did relative to its competitors, the Arizona municipal debt funds average returned 4.74% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Arizona Enhanced Municipal Bond Index - a broad measure of the performance of the state's municipal bond market - returned 4.66% for the same six-month period. For the 12 months that ended February 28, 1998, the fund had a total return of 7.83%. That compared to the 8.59% return of the Arizona municipal debt funds average and the 8.30% return of the Lehman Brothers Arizona Enhanced Municipal Bond Index over the same one-year period.
Q. WHAT FACTORS CAUSED THE FUND TO LAG ITS PEERS OVER THE PAST SIX
MONTHS?
A. The primary reason was the fund's relatively small weighting in discount bonds - which trade below their face value - that also had long maturities. These bonds were some of the municipal market's best performers when the bond market rallied as interest rates dropped. Instead of concentrating on discount bonds in the long end of the municipal market, I chose to focus on intermediate-term bonds with maturities between five and 17 years. I did that because the yield curve - which is a graphical representation of the yield of bonds by ascending maturity dates - was, in my view, relatively flat beyond 17 years at the beginning of the period. Up to about a 17-year maturity, bonds paid what I believed was an appropriate amount of added income for each additional year of maturity. It is this additional income that compensates the investor for the added risk taken on by investing in the longer-maturity part of the intermediate market. But for bonds with maturities of 17 years or longer, the extra income for each successive year was, in my opinion, less attractive given the level of risk inherent in longer-term bonds.
Q.  BEYOND DISCOUNT BONDS, WHICH BONDS PERFORMED WELL DURING THE
PERIOD?
A. Non-callable bonds - which can't be redeemed by their issuers before maturity - performed well. When rates fall, as they did in the final half of the period, municipal bond issuers often refinance their older, more expensive debt at lower interest rates, much in the same way that homeowners do with their mortgages. When a bond is called, or redeemed by its issuer, a bond holder often is forced to reinvest the proceeds in bonds offering current lower interest rates. Because interest rates were on the decline, investors sought out non-callable bonds, creating increased demand for them and, as a result, helping them outpace callable bonds. More recently, I sold some of the fund's non-callable positions in order to take advantage of the strong prices that were being bid for them.
Q. WHAT WERE SOME OTHER KEY STRATEGIES DURING THE YEAR?
A. I continued to keep the fund's duration - which measures how sensitive it is to changes in interest rates - in line with the Arizona municipal market as a whole, as reflected by the Lehman Brothers Arizona Enhanced Municipal Bond Index. As a rule, I don't lengthen or shorten duration based on where I think interest rates will be at some point because I believe it's extremely difficult to do so with any accuracy over an extended period. I would rather focus my time on searching for opportunities to buy bonds that may have fallen out of investors favor as a function of their credit quality, maturity or other factors, and as a result, offer relatively attractive values.
Q. WHAT'S YOUR OUTLOOK?
A. There are some factors related to municipal bond supply and demand that I view as positives. Specifically, I believe the supply of municipals will remain at roughly the same level we saw in 1997, although it may be somewhat larger due to issuers refinancing their older debt at today's lower interest rates. The demand for municipal bonds has been relatively stable, with investors easily digesting the increase in supply that is coming from refinancings. I think demand for municipals this year will be driven by how attractive they are relative to other fixed-income choices and particularly to stocks. A meaningful decline in stock prices could ignite increased demand for municipals.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JONATHAN SHORT ON THE FUND'S
INVESTMENTS IN BAA-RATED
BONDS:
"Bonds rated Baa by Moody's
Investors Services - which made up
7.4% of the fund's investments at the
end of the period - performed
extremely well in the second half of
the period. Faced with falling interest
rates, yield-hungry investors
increasingly sought out these bonds
which offered a yield advantage over
higher-quality bonds. What's more,
there was a very small supply of these
bonds during the period. Strong demand
pushed up against low supply and
boosted the prices of most Baa-rated
bonds, which are deemed
investment-grade by Moody's Investors
Services. At present, the yield
advantage offered by Baa-rated bonds
over higher quality bonds is quite small in my view. As a result, there were few opportunities for me to add attractively priced Baa-rated securities whose yield
I thought adequately compensated
investors for taking on these bonds'
additional credit risk - which refers
to the issuer's ability to pay back its
debt. That explains why the fund's stake in Baa-rated bonds remained relatively constant during the past six months."

(solid bullet) General obligation bonds (GOs) made up the fund's largest sector concentration at 30.5% of investments at the end of the period. A GO is backed by the full faith and credit - which includes the taxing power - of a city, county, state or other issuer, and is repaid with general revenue including taxes.
FUND FACTS
GOAL: high current tax-free
income for Arizona residents
by investing in investment-grade
municipal securities whose
interest is free from federal
and Arizona income taxes
FUND NUMBER: 434
TRADING SYMBOL: FSAMI
START DATE: October 11, 1994
SIZE: as of February 28, 1998,
more than $21 million
MANAGER:  Jonathan Short,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1990
(checkmark)
INVESTMENT CHANGES


TOP FIVE SECTORS AS OF FEBRUARY 28, 1998
                       % OF FUND'S   % OF FUND'S INVESTMENTS
                       INVESTMENTS   IN THESE SECTORS
                                     6 MONTHS AGO

GENERAL OBLIGATION     30.5          32.6

SPECIAL TAX            16.4          19.0

ELECTRIC REVENUE       10.7          9.9

ESCROWED/PRE-REFUNDED  9.3           7.5

TRANSPORTATION         8.7           7.3

AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1998
            6 MONTHS AGO

YEARS  9.8  10.8

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1998
            6 MONTHS AGO

YEARS  6.0  6.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF FEBRUARY 28, 1998 AS OF AUGUST 31, 1997
AAA 52.7%
AA, A 33.9%
BAA 7.4%
NON-RATED 0.0%
SHORT-TERM
INVESTMENTS 6.0%
AAA 55.9%
AA, A 35.5%
BAA 5.5%
NON-RATED 1.6%
SHORT-TERM
INVESTMENTS 1.5%
ROW: 1, COL: 1, VALUE: 52.7
ROW: 1, COL: 2, VALUE: 33.9
ROW: 1, COL: 3, VALUE: 7.4
ROW: 1, COL: 4, VALUE: NIL
ROW: 1, COL: 5, VALUE: 6.0
ROW: 1, COL: 1, VALUE: 54.8
ROW: 1, COL: 2, VALUE: 35.5
ROW: 1, COL: 3, VALUE: 5.5
ROW: 1, COL: 4, VALUE: 2.1
ROW: 1, COL: 5, VALUE: 2.0
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS FEBRUARY 28, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 94.0%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ARIZONA - 91.4%
Arizona Health Facs. Auth. Hosp. Sys. Rev. Rfdg.
(St. Lukes Health Sys) 7.25% 11/1/14
(Pre-Refunded to 11/1/03 @ 102) (d)  Aaa $ 375,000 $ 428,906
Arizona State Univ. Rev.:
Rfdg. 6% 7/1/06  A1  1,000,000  1,121,790
 7% 7/1/15 (Pre-Refunded to
 7/1/02 @ 101) (d)  Aaa  500,000  562,145
Arizona Trans. Board Excise Tax Rev.
(Maricopa County Reg'l. Area):
 Rfdg.:
  Series A:
   6% 7/1/03 (AMBAC Insured)  Aaa  700,000  761,775
    6.50% 7/1/04 (AMBAC Insured)  Aaa  100,000  112,468
   Series B, 6% 7/1/05 (AMBAC Insured)  Aaa  150,000  166,077
 Series A:
 5.75% 7/1/04 (AMBAC Insured)  Aaa  440,000  476,705
  5.75% 7/1/05 (AMBAC Insured)  Aaa  400,000  436,636
Arizona Trans. Board. Hwy. Rev. Rfdg.
Sub Series A:
 6.60% 7/1/08 (Pre-Refunded to
  7/1/01 @ 101.5) (d)  Aaa  200,000  218,458
  6.50% 7/1/11 (Pre-Refunded to
  7/1/01 @ 101.5) (d)  Aaa  300,000  326,763
Central Arizona Wtr. Conservation Dist. Contract
Rev. Rfdg. (Central Arizona Proj.):
 Series A, 5.50% 11/1/10  A1  375,000  405,866
  Series B, 6.30% 11/1/02 (MBIA Insured)  Aaa  200,000  216,664
Chandler Gen. Oblig.:
6.50% 7/1/10 (MBIA Insured)  Aaa  200,000  236,008
 6.50% 7/1/11 (MBIA Insured)  Aaa  225,000  265,205
Cochise County Union School Dist.# 68
(Sierra Vista) 9% 7/1/02 (FGIC Insured) (e)  Aaa  200,000  239,172
Flagstaff Gen. Oblig. 4.50%
7/1/13 (FGIC Insured)  Aaa  200,000  192,438
Gila County Ind. Dev. Auth. Rev. Rfdg.
(Asarco Inc) 5.55% 1/1/27  Baa2  500,000  508,890
Glendale Ind. Dev. Auth. Edl. Facs. Rev.
Rfdg. (American Graduate School International)
6.55% 7/1/06 (Connie Lee Insured)
(Pre-Refunded to 7/1/05 @ 101) (d)  AAA  150,000  173,124
Greenlee County Arizona Ind. Dev. Auth. Poll.
Cont. Rev. Rfdg. (Phelps Dodge Corp. Proj.)
5.45% 6/1/09  A2  400,000  417,268
Maricopa County Cfts. of Prtn. 5.625% 6/1/00  Baa1  450,000  458,339
Maricopa County Hosp. Rev. Rfdg.
(Sun Health Corp.) 6.125% 4/1/18  Baa1  300,000  318,333
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Maricopa County School Dist. Rfdg.:
#1 Phoenix Elementary (Cap. Appreciation)
 Second Series, 0% 7/1/05 (MBIA Insured)  Aaa $ 500,000 $ 363,400
 #3 Tempe Elementary (Cap. Appreciation)
 0% 7/1/08 (AMBAC Insured)  Aaa  500,000  313,590
 #4 Mesa Univ. 5.25% 7/1/04 (FSA Insured)  Aaa  300,000  317,799
 #14 Creighton 6.50% 7/1/04 (FGIC Insured)   Aaa  200,000  225,646
Maricopa County Unified School Dist. #80
(Chandler) 6.60% 7/1/06 (FGIC Insured)  Aaa  400,000  463,884
Mesa Gen. Oblig. Rfdg.
5.70% 7/1/03 (FGIC Insured)  Aaa  250,000  269,375
Mohave County Ind. Dev. Auth. Ind. Dev. Rev.
(North Star Steel Co. Proj.) Series B,
5.50% 12/1/20  AA-  250,000  258,238
Navajo County Poll. Cont. Corp. Rev. Rfdg.
(Arizona Pub. Svc. Co.) Series A,
5.875% 8/15/28  Baa1  200,000  208,870
Phoenix Arpt. Rev. Rfdg. Series D,
6.40% 7/1/12 (MBIA Insured)  Aaa  810,000  896,994
Phoenix Civic Impt. Corp. Rev. Rfdg.
5.25% 7/1/09 (b)  Aa2  400,000  418,620
Phoenix Civic Impt. Corp. Wtr. Sys. Rev.
5.45% 7/1/19 (b)  Aa3  500,000  510,745
Phoenix Gen. Oblig.:
Rfdg. Series A, 7.50% 7/1/08  Aa1  100,000  125,558
 4.50% 7/1/18  Aa1  400,000  368,844
Phoenix Str. & Hwy. User Rev. Rfdg.
6.25% 7/1/11 (MBIA Insured)  Aaa  250,000  272,570
Phoenix Wtr. Sys. Rev. Rfdg. 4.75% 7/1/01  Aa3  400,000  409,356
Pima County Ind. Dev. Auth. Rev. Rfdg.
(Healthpartners) Series A, 5.625% 4/1/14
(MBIA Insured)  Aaa  200,000  212,196
Pima County Unified School Dist. Rfdg.:
#1 Tucson:
 7.50% 7/1/10 (FGIC Insured)  Aaa  250,000  317,290
  5% 7/1/11 (FGIC Insured)  Aaa  500,000  509,450
 #10 Amphitheater (Cap. Appreciation)
 0% 7/1/00 (FGIC Insured)  Aaa  300,000  274,107
Salt River Proj. Agric. Impt. & Pwr.
Dist. Elec. Sys. Rev.:
 Rfdg.:
  Series A, 5.75% 1/1/07  Aa2  300,000  331,269
   Series B, 6.50% 1/1/04  Aa  400,000  447,668
  Series C, 6.25% 1/1/19  Aa  500,000  533,900
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Scottsdale Gen. Oblig. Rfdg.:
Series C, 6.375% 7/1/01  Aa1 $ 250,000 $ 268,135
 5.50% 7/1/09  Aa1  100,000  108,665
Scottsdale Str. & Hwy. User Rev. Rfdg.
5.50% 7/1/07  A1  800,000  864,384
Tempe Unified High School Dist. #213:
Rfdg. & Impt.:
 Series B, 7% 7/1/03 (FGIC Insured)  Aaa  400,000  455,276
  7% 7/1/08 (FGIC Insured)  Aaa  310,000  376,755
 Series C, 4% 7/1/12 (MBIA Insured)  Aaa  200,000  181,558
Tucson Gen. Oblig. Rfdg. 6.75% 7/1/03
(FGIC Insured)  Aaa  200,000  225,266
Tucson Str. & Hwy. User Rev. Rfdg.
6% 7/1/10 (MBIA Insured)  Aaa  400,000  453,724
Univ. of Arizona Rev. Rfdg. (Univ. Rev. Sys.)
6.375% 6/1/05  A1  400,000  440,972
Yuma County Hosp. Dist. #1,
6.35% 11/15/07 (Escrowed to Maturity) (d)  A  265,000  299,710
  19,766,844
PUERTO RICO - 2.6%
Puerto Rico Commonwealth Hwy. & Trans. Auth.
Hwy. Rev.:
 Series W, 5.50% 7/1/17  Baa1  100,000  102,102
  Series Y, 6.25% 7/1/08 (MBIA Insured)  Aaa  400,000  463,228
  565,330
TOTAL MUNICIPAL BONDS
(Cost $19,316,808)   20,332,174
MUNICIPAL NOTES (A) - 6.0%
ARIZONA - 6.0%
Coconino County Poll. Cont. Corp. Rev. (Arizona Pub.
Svc. Co. Navajo Proj.) Series A, 3.70%, LOC Bank
of America Nat'l. Trust & Savings, VRDN (b) P-1 500,000 500,000 Maricopa County Poll. Cont. Rev. Rfdg. (Arizona
Pub. Service Co.) Series 1994-A, 3.65%
LOC Morgan Guaranty Trust Co., VRDN  P-1  300,000  300,000
Phoenix Gen. Oblig. Series 1995-2 3.60%
(BPA Morgan Guaranty Trust Co.) VRDN  VMIG-1  500,000  500,000
TOTAL MUNICIPAL BONDS
(Cost $1,300,000)   1,300,000
TOTAL INVESTMENTS - 100%
(Cost $20,616,808)  $ 21,632,174
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
SOLD
3 Municipal Bond Contracts   Mar. 1998 $ 369,563 $ 482
THE FACE VALUE OF FUTURES SOLD AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.7%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
5. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
6. Security collateralized by an amount sufficient to pay interest and principal.
7. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $23,917.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 84.6% AAA, AA, A 84.7%
Baa 7.4% BBB  5.9%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   30.5%
Special Tax   16.4
Electric Revenue   10.7
Escrowed/Pre-Refunded   9.3
Transportation   8.7
Education   7.2
Water and Sewer    7.1
Industrial Development   5.5
Others (individually less than 5%)   4.6
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $20,616,808. Net unrealized appreciation aggregated $1,015,366, of which $1,033,049 related to appreciated investment securities and $17,683 related to depreciated investment securities.
At August 31, 1997, the fund was required to defer for federal income tax purposes approximately $17,000 of losses on futures contracts. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $20,616,808) -                $ 21,632,174
SEE ACCOMPANYING SCHEDULE

CASH                                                                    7,978

RECEIVABLE FOR FUND SHARES SOLD                                         62,200

INTEREST RECEIVABLE                                                     199,562

 TOTAL ASSETS                                                           21,901,914

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 423,925

DISTRIBUTIONS PAYABLE                                        10,153

ACCRUED MANAGEMENT FEE                                       8,866

OTHER PAYABLES AND ACCRUED EXPENSES                          38

 TOTAL LIABILITIES                                                      442,982

NET ASSETS                                                             $ 21,458,932

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 20,458,127

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                   (15,043)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS               1,015,848

NET ASSETS, FOR 1,963,884 SHARES OUTSTANDING                           $ 21,458,932

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                $10.93
SHARE ($21,458,932 (DIVIDED BY) 1,963,884 SHARES)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

INTEREST INCOME                                                      $ 484,715

EXPENSES

MANAGEMENT FEE                                            $ 53,962

NON-INTERESTED TRUSTEES' COMPENSATION                      35

 TOTAL EXPENSES BEFORE REDUCTIONS                          53,997

 EXPENSE REDUCTIONS                                        (784)      53,213

NET INTEREST INCOME                                                   431,502

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     92,821

 FUTURES CONTRACTS                                         (16,216)   76,605

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     334,519

 FUTURES CONTRACTS                                         (5,974)    328,545

NET GAIN (LOSS)                                                       405,150

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 836,652
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED   YEAR ENDED
                                                        FEBRUARY 28, 1998  AUGUST 31,
                                                        (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ 431,502          $ 1,000,100
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                76,605             42,751

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    328,545            652,990

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         836,652            1,695,841
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                            (431,502)          (1,002,153)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                  (74,308)           (139,099)

 TOTAL DISTRIBUTIONS                                     (505,810)          (1,141,252)

SHARE TRANSACTIONS                                       3,162,234          4,675,739
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           435,016            961,326

 COST OF SHARES REDEEMED                                 (2,235,766)        (6,814,492)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         1,361,484          (1,177,427)
FROM SHARE TRANSACTIONS

 REDEMPTION FEES                                         216                1,023

  TOTAL INCREASE (DECREASE) IN NET ASSETS                1,692,542          (621,815)

NET ASSETS

 BEGINNING OF PERIOD                                     19,766,390         20,388,205

 END OF PERIOD                                          $ 21,458,932       $ 19,766,390

OTHER INFORMATION
SHARES

 SOLD                                                    289,200            441,693

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 39,945             90,544

 REDEEMED                                                (205,583)          (640,912)

 NET INCREASE (DECREASE)                                 123,562            (108,675)


FINANCIAL HIGHLIGHTS
     SIX MONTHS ENDED   YEARS ENDED AUGUST 31,      OCTOBER 11, 1994
     FEBRUARY 28, 1998                              (COMMENCEMENT
                                                    OF OPERATIONS) TO
                                                    AUGUST 31,

     (UNAUDITED)  1997  1996  1995


SELECTED PER-SHARE DATA

NET ASSET VALUE,                    $ 10.740    $ 10.460  $ 10.640  $ 10.000
BEGINNING OF PERIOD

INCOME FROM INVESTMENT OPERATIONS    .237        .483      .514      .504
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED         .230        .351      (.022)    .637
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    .467        .834      .492      1.141

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME            (.237)      (.484)    (.514)    (.504)

 FROM NET REALIZED GAIN              (.040)      (.070)    (.160)    -

 TOTAL DISTRIBUTIONS                 (.277)      (.554)    (.674)    (.504)

REDEMPTION FEES ADDED TO             .000        .000      .002      .003
PAID IN CAPITAL

NET ASSET VALUE, END OF PERIOD      $ 10.930    $ 10.740  $ 10.460  $ 10.640

TOTAL RETURN B, C                    4.38%       8.16%     4.72%     11.74%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 21,459    $ 19,766  $ 20,388  $ 13,448
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE         .55% A      .55%      .30% D    .06% A, D
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .54% A, E   .53% E    .30%      .06% A
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INTEREST INCOME TO      4.40% A     4.55%     4.82%     5.54% A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              23% A       27%       32%       56% A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended February 28, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Arizona Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,756,910 and $2,160,761, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,820,547 and $1,953,337, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
FMR has entered into an arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $784 under this arrangement.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Jonathan D. Short, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen *
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE